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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04847

                                  ECLIPSE FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                             George S. Shively, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4435

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY U.S. SMALL CAP FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY U.S. SMALL CAP FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------
FINANCIAL STATEMENTS                       14
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        29
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       29



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A DISCUSSION OF THE
FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY
PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY
CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY
MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING
AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT
MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS     YEARS
--------------------------------------------------------------
With sales charges         12.84%    48.56%    1.04%     7.11%
Excluding sales charges    19.41     57.20     2.19      7.71




                                                            (With sales charges)

(PERFORMANCE GRAPH)

              MAINSTAY U.
                S. SMALL     RUSSELL 2500(TM)    RUSSELL 2000(R)
                CAP FUND           INDEX           VALUE INDEX
              -----------    ----------------    ---------------
4/30/00           9450             10000              10000
4/30/01           9685              9949              12425
4/30/02          11687             10483              15212
4/30/03          10365              8699              12346
4/30/04          15119             12215              17586
4/30/05          17829             13260              19310
4/30/06          22930             17284              25268
4/30/07          23873             19122              28104
4/30/08          17641             17431              23851
4/30/09          12639             11792              16369
4/30/10          19869             17733              24953



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS     YEARS
--------------------------------------------------------------
With sales charges         12.93%    48.71%    1.10%     7.14%
Excluding sales charges    19.50     57.37     2.25      7.75




                                                            (With sales charges)

(PERFORMANCE GRAPH)

                         MAINSTAY U.
                           S. SMALL     RUSSELL 2500(TM)    RUSSELL 2000(R)
                           CAP FUND           INDEX           VALUE INDEX
                         -----------    ----------------    ---------------
4/30/00                     23625             25000              25000
4/30/01                     24211             24871              31062
4/30/02                     29218             26207              38030
4/30/03                     25913             21748              30864
4/30/04                     37797             30537              43966
4/30/05                     44571             33150              48275
4/30/06                     57324             43211              63169
4/30/07                     59682             47805              70260
4/30/08                     44071             43578              59629
4/30/09                     31655             29480              40924
4/30/10                     49816             44333              62382



CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      TEN
TOTAL RETURNS              MONTHS      YEAR    YEARS     YEARS
--------------------------------------------------------------
With sales charges         13.97%    51.11%    1.12%     6.91%
Excluding sales charges    18.97     56.11     1.44      6.91




                                                            (With sales charges)

(PERFORMANCE GRAPH)

            MAINSTAY U.
              S. SMALL     RUSSELL 2500(TM)    RUSSELL 2000(R)
              CAP FUND           INDEX           VALUE INDEX
            -----------    ----------------    ---------------
4/30/00        10000             10000              10000
4/30/01        10167              9949              12425
4/30/02        12177             10483              15212
4/30/03        10735              8699              12346
4/30/04        15536             12215              17586
4/30/05        18167             13260              19310
4/30/06        23181             17284              25268
4/30/07        23960             19122              28104
4/30/08        17552             17431              23851
4/30/09        12498             11792              16369
4/30/10        19510             17733              24953







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective October 30, 2009, MainStay Small Company Value Fund changed its name to MainStay U.S. Small Cap Fund.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS      YEAR     YEARS     YEARS
---------------------------------------------------------------
With sales charges         17.98%    55.00%     1.44%     6.92%
Excluding sales charges    18.98     56.00      1.44      6.92




                                                            (With sales charges)

(PERFORMANCE GRAPH)

              MAINSTAY U.S.
                SMALL CAP      RUSSELL 2500(TM)    RUSSELL 2000(R)
                   FUND              INDEX           VALUE INDEX
              -------------    ----------------    ---------------
4/30/00           10000              10000              10000
4/30/01           10167               9949              12425
4/30/02           12170              10483              15212
4/30/03           10735               8699              12346
4/30/04           15541              12215              17586
4/30/05           18183              13260              19310
4/30/06           23213              17284              25268
4/30/07           23981              19122              28104
4/30/08           17579              17431              23851
4/30/09           12519              11792              16369
4/30/10           19530              17733              24953



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE
ANNUAL             SIX       ONE      FIVE     TEN
TOTAL RETURNS    MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------
                 19.73%    57.99%    2.70%    8.13%




(PERFORMANCE GRAPH)

                                MainStay U.S.
                                     Small       Russell 2500(TM)    Russell 2000(R)
                                   Cap Fund            Index           Value Index
                                -------------    ----------------    ---------------
4/30/00                             10000              10000              10000
4/30/01                             10274               9949              12425
4/30/02                             12421              10483              15212
4/30/03                             11048               8699              12346
4/30/04                             16137              12215              17586
4/30/05                             19133              13260              19310
4/30/06                             24701              17284              25268
4/30/07                             25853              19122              28104
4/30/08                             19197              17431              23851
4/30/09                             13836              11792              16369
4/30/10                             21860              17733              24953




BENCHMARK PERFORMANCE                      SIX       ONE      FIVE     TEN
                                         MONTHS     YEAR     YEARS    YEARS
---------------------------------------------------------------------------
Russell 2500(TM) Index(5)                27.58%    50.39%    5.99%    5.90%
Russell 2000(R) Value Index(6)           30.66     52.44     5.26     9.58
Average Lipper small-cap core fund(7)    25.42     47.73     5.21     6.93





   A shares through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A and B shares, first offered on January 1, 2004, include the historical performance of Class I shares through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A and Class B shares might have been lower.
4. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002, through December 31, 2003, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class C shares might have been lower.
5. The Russell 2500(TM) Index is a broad index featuring 2,500 stocks that cover the small and mid-cap market capitalizations. The Russell 2500(TM) Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. Effective August 14, 2009, the Fund selected the Russell 2500(TM) Index as its primary benchmark, in replacement of the Russell 2000(R) Value Index, in connection with a change in subadvisor. The Russell 2500(TM) Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
6. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7. The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap core funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay U.S. Small Cap Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY U.S. SMALL CAP FUND
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES         $1,000.00       $1,194.10        $ 8.87         $1,016.70         $ 8.15
-------------------------------------------------------------------------------------------------------
CLASS A SHARES                $1,000.00       $1,195.00        $ 8.11         $1,017.40         $ 7.45
-------------------------------------------------------------------------------------------------------
CLASS B SHARES                $1,000.00       $1,189.70        $12.92         $1,013.00         $11.88
-------------------------------------------------------------------------------------------------------
CLASS C SHARES                $1,000.00       $1,189.80        $12.92         $1,013.00         $11.88
-------------------------------------------------------------------------------------------------------
CLASS I SHARES                $1,000.00       $1,197.30        $ 6.37         $1,019.00         $ 5.86
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.63% for Investor Class, 1.49% for Class A, 2.38% for Class B and Class C and 1.17% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)


Health Care Equipment & Supplies         6.3%
Household Durables                       6.1
Machinery                                6.1
Insurance                                5.7
Chemicals                                5.3
Aerospace & Defense                      4.6
Building Products                        4.2
Multi-Utilities                          4.2
Capital Markets                          3.8
Commercial Banks                         3.7
Software                                 3.5
Specialty Retail                         3.3
Textiles, Apparel & Luxury Goods         3.2
Thrifts & Mortgage Finance               3.1
Electric Utilities                       2.9
Wireless Telecommunication Services      2.9
Electronic Equipment & Instruments       2.8
Containers & Packaging                   2.4
Communications Equipment                 2.3
Electrical Equipment                     2.2
Energy Equipment & Services              2.2
IT Services                              2.0
Pharmaceuticals                          2.0
Food Products                            1.6
Biotechnology                            1.5
Diversified Consumer Services            1.5
Metals & Mining                          1.4
Hotels, Restaurants & Leisure            1.2
Auto Components                          1.1
Exchange Traded Funds                    1.0
Health Care Providers & Services         1.0
Household Products                       1.0
Professional Services                    0.9
Road & Rail                              0.9
Semiconductors & Semiconductor
  Equipment                              0.6
Short-Term Investment                    1.9
Other Assets, Less Liabilities          -0.4
                                       -----
                                       100.0%
                                       =====



 See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1.  Silgan Holdings, Inc.
    2.  Woodward Governor Co.
    3.  Waddell & Reed Financial, Inc. Class A
    4.  Syniverse Holdings, Inc.
    5.  Warnaco Group, Inc. (The)
    6.  Tupperware Brands Corp.
    7.  Endo Pharmaceuticals Holdings, Inc.
    8.  Washington Federal, Inc.
    9.  AGCO Corp.
   10.  GameStop Corp. Class A





8    MainStay U.S. Small Cap Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID PEARL, WILLIAM PRIEST, CFA, AND MICHAEL WELHOELTER, CFA, OF EPOCH INVESTMENT PARTNERS, INC. (EPOCH), THE FUND'S SUBADVISOR.

HOW DID MAINSTAY U.S. SMALL CAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 19.41% for Investor Class shares, 19.50% for Class A shares, 18.97% for Class B shares and 18.98% for Class C shares for the six months ended April 30, 2010. Over the same period, the Fund's Class I shares returned 19.73%. All share classes underperformed the 25.42% return of the average Lipper(1) small-cap core fund, the 27.58% return of the Russell 2500(TM) Index(2) and the 30.66% return of the Russell 2000(R) Value Index(3) for the six months ended April 30, 2010. The Russell 2500(TM) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT MAJOR FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Throughout the reporting period, we stayed true to our philosophy and process. The Fund focused on quality companies that were generating free cash flow and that were run by management teams with a demonstrated ability to effectively allocate that cash flow to increase shareholder returns. While the Fund generated robust absolute gains during the reporting period, investors tended to prefer lower-quality small-cap companies over stocks that fit the Fund's more conservative, cash-flow-oriented approach. In light of these market dynamics, we were not surprised that the Fund lagged the Russell 2500(TM) Index during the reporting period.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

Relative to the Russell 2500(TM) Index, the strongest-contributing sectors to the Fund's performance were consumer staples, industrials and utilities. Strong stock selection across all three sectors helped relative performance, as did the Fund's modest underweight position in consumer staples. While the Fund shifted during the reporting period from an underweight position to a significantly overweight position in industrials, sector allocation within this sector still detracted modestly from the Fund's relative performance. The Fund's overweight position in utilities, which was reduced during the reporting period, also hurt the Fund's results relative to the Russell 2500(TM) Index.

While all sectors within the Russell 2500(TM) Index generated strong double-digit absolute returns during the reporting period, the sectors that detracted the most from the Fund's performance relative to the benchmark were financials and consumer discretionary. Stock selection in both sectors was weak. During the reporting period, the Fund reduced its exposure to financials from an overweight to an underweight position relative to the Russell 2500(TM) Index, but the allocation to the financials sector still detracted from the Fund's relative performance. In light of our belief that many small-cap financial companies--and small-cap banks in particular--faced continuing credit issues, the Fund focused on companies with transparent and well-capitalized loan portfolios and on asset managers and reinsurance companies. The Fund's small cash position detracted, as the Fund was not fully invested in equities during the significant market rally.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

The stocks that made the strongest contributions to the Fund's absolute performance during the reporting period were networking systems maker 3Com (which was acquired during the reporting period by Hewlett-Packard), mutual fund company Waddell & Reed Financial and specialty pharmaceutical company Alkeremes.

Among the greatest detractors from the Fund's absolute performance were marine contractor for the offshore oil & gas industry Cal Dive, enterprise data storage solutions provider STEC and video game retailer GameStop. We chose to sell the Fund's position in STEC during the reporting period. We increased the Fund's exposure to GameStop on the belief that we were at the beginning stages of seeing a new round of computer games come to the market.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We selectively added to the Fund's industrial exposure during the reporting period with the purchase of a number of new companies, including metal products fabricator Mueller Industries and building and construction products maker Simpson Manufacturing.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Russell 2500(TM) Index.
3. See footnote on page 6 for more information on the Russell 2000(R) Value
   Index

                                                    mainstayinvestments.com    9

We believe that both of these companies may benefit from a rebound in the housing market, as should our purchase of furnishings components manufacturer Leggett & Platt in the consumer discretionary sector. In financials, we established a new Fund position in Kansas lender Capitol Federal Financial.

We sold the Fund's position in 3Com when the company was acquired by computer maker Hewlett-Packard. In financials, we sold a number of Fund positions, including Bank Mutual and Sterling Bancshares.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its weightings in the industrials and consumer discretionary sectors. In both cases, the Fund moved from an underweight to an overweight position relative to the Russell 2500(TM) Index. We reduced the Fund's exposure to financials, moving to an underweight position relative to the benchmark.

HOW WAS THE FUND POSITIONED AT THE END OF APRIL 2010?

As of April 30, 2010, the Fund's most substantially overweight sectors relative to the Russell 2500(TM) Index were industrials and information technology. On the same date, the Fund's most substantially underweight sector relative to the Russell 2500(TM) Index was financials.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay U.S. Small Cap Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED



                                   SHARES         VALUE
COMMON STOCKS 97.5%+
-------------------------------------------------------

AEROSPACE & DEFENSE 4.6%
Alliant Techsystems, Inc.(a)       63,450  $  5,133,740
Curtiss-Wright Corp.              174,550     6,226,198
Esterline Technologies Corp.
  (a)                              58,800     3,279,864
Hexcel Corp. (a)                  282,800     4,581,360
                                           ------------
                                             19,221,162
                                           ------------

AUTO COMPONENTS 1.1%
Tenneco, Inc. (a)                 171,950     4,431,152
                                           ------------


BIOTECHNOLOGY 1.5%
Alkermes, Inc. (a)                487,400     6,384,940
                                           ------------


BUILDING PRODUCTS 4.2%
Armstrong World Industries,
  Inc. (a)                        143,350     6,242,892
Masco Corp.                       240,350     3,900,881
Simpson Manufacturing Co.,
  Inc.                            220,750     7,503,292
                                           ------------
                                             17,647,065
                                           ------------

CAPITAL MARKETS 3.8%
Federated Investors, Inc.
  Class B                         273,950     6,607,674
V  Waddell & Reed Financial,
  Inc. Class A                    245,050     9,096,256
                                           ------------
                                             15,703,930
                                           ------------

CHEMICALS 5.3%
International Flavors &
  Fragrances, Inc.                 84,200     4,217,578
Methanex Corp.                    260,850     6,046,503
Nalco Holding Co.                 212,700     5,260,071
Sensient Technologies Corp.       213,200     6,722,196
                                           ------------
                                             22,246,348
                                           ------------

COMMERCIAL BANKS 3.7%
Investors Bancorp, Inc. (a)       386,802     5,380,416
Texas Capital Bancshares,
  Inc. (a)                        230,100     4,578,990
UMB Financial Corp.               134,850     5,679,882
                                           ------------
                                             15,639,288
                                           ------------

COMMUNICATIONS EQUIPMENT 2.3%
ADC Telecommunications, Inc.
  (a)                             725,850     5,814,058
Harmonic, Inc. (a)                571,000     3,905,640
                                           ------------
                                              9,719,698
                                           ------------

CONTAINERS & PACKAGING 2.4%
V  Silgan Holdings, Inc.          167,200    10,087,176
                                           ------------


DIVERSIFIED CONSUMER SERVICES 1.5%
Service Corp. International       694,300     6,234,814
                                           ------------


ELECTRIC UTILITIES 2.9%
DPL, Inc.                         171,900     4,844,142
Westar Energy, Inc.               305,150     7,229,003
                                           ------------
                                             12,073,145
                                           ------------

ELECTRICAL EQUIPMENT 2.2%
V  Woodward Governor Co.          291,950     9,356,998
                                           ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 2.8%
DTS, Inc. (a)                     189,966     6,314,470
Jabil Circuit, Inc.               343,950     5,269,314
                                           ------------
                                             11,583,784
                                           ------------

ENERGY EQUIPMENT & SERVICES 2.2%
Cal Dive International, Inc.
  (a)                           1,005,350     6,595,096
Dresser-Rand Group, Inc. (a)       68,604     2,420,349
                                           ------------
                                              9,015,445
                                           ------------

FOOD PRODUCTS 1.6%
Corn Products International,
  Inc.                            180,400     6,494,400
                                           ------------


HEALTH CARE EQUIPMENT & SUPPLIES 6.3%
Haemonetics Corp. (a)             105,950     6,130,267
Inverness Medical
  Innovations, Inc. (a)           130,250     5,181,345
SonoSite, Inc. (a)                224,600     7,528,592
Teleflex, Inc.                    120,200     7,370,664
                                           ------------
                                             26,210,868
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 1.0%
Bio-Reference Laboratories,
  Inc. (a)                        185,700     4,345,380
                                           ------------


HOTELS, RESTAURANTS & LEISURE 1.2%
Multimedia Games, Inc. (a)         60,473       276,362
Shuffle Master, Inc. (a)          513,950     4,933,920
                                           ------------
                                              5,210,282
                                           ------------

HOUSEHOLD DURABLES 6.1%
KB Home                           406,850     7,538,930
Leggett & Platt, Inc.             190,700     4,677,871
Ryland Group, Inc. (The)          220,750     5,028,685
V  Tupperware Brands Corp.        165,300     8,441,871
                                           ------------
                                             25,687,357
                                           ------------

HOUSEHOLD PRODUCTS 1.0%
Church & Dwight Co., Inc.          62,950     4,359,288
                                           ------------


INSURANCE 5.7%
Arthur J. Gallagher & Co.         206,150     5,415,560
Hanover Insurance Group, Inc.
  (The)                           126,300     5,689,815


+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
Platinum Underwriters
  Holdings, Ltd.                  195,698  $  7,281,923
Validus Holdings, Ltd.            208,930     5,342,340
                                           ------------
                                             23,729,638
                                           ------------

IT SERVICES 2.0%
Forrester Research, Inc. (a)       79,762     2,561,158
NeuStar, Inc. Class A (a)         240,800     5,892,376
                                           ------------
                                              8,453,534
                                           ------------

MACHINERY 6.1%
Actuant Corp. Class A              38,600       885,098
V  AGCO Corp. (a)                 217,350     7,611,597
Kennametal, Inc.                  165,700     5,444,902
Mueller Industries, Inc.          162,600     4,821,090
Wabtec Corp.                      141,850     6,749,223
                                           ------------
                                             25,511,910
                                           ------------

METALS & MINING 1.4%
RTI International Metals,
  Inc. (a)                        222,450     6,017,273
                                           ------------


MULTI-UTILITIES 4.2%
CMS Energy Corp.                  261,650     4,254,429
NSTAR                             155,600     5,694,960
Vectren Corp.                     297,050     7,429,220
                                           ------------
                                             17,378,609
                                           ------------

PHARMACEUTICALS 2.0%
V  Endo Pharmaceuticals
  Holdings, Inc. (a)              373,700     8,184,030
                                           ------------


PROFESSIONAL SERVICES 0.9%
IHS, Inc. Class A (a)              72,050     3,650,774
                                           ------------


ROAD & RAIL 0.9%
Genesee & Wyoming, Inc. Class
  A (a)                            93,990     3,675,009
                                           ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.6%
MEMC Electronic Materials,
  Inc. (a)                        204,850     2,656,905
                                           ------------


SOFTWARE 3.5%
Rovi Corp. (a)                    106,550     4,153,319
Solera Holdings, Inc.              55,500     2,157,285
Sybase, Inc. (a)                  128,900     5,591,682
THQ, Inc. (a)                     358,700     2,726,120
                                           ------------
                                             14,628,406
                                           ------------

SPECIALTY RETAIL 3.3%
V  GameStop Corp. Class A (a)     312,500     7,596,875
Monro Muffler Brake, Inc.         174,880     6,271,197
                                           ------------
                                             13,868,072
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 3.2%
Iconix Brand Group, Inc. (a)      266,600     4,601,516
V  Warnaco Group, Inc. (The)
  (a)                             180,950     8,656,648
                                           ------------
                                             13,258,164
                                           ------------

THRIFTS & MORTGAGE FINANCE 3.1%
First Niagara Financial
  Group, Inc.                     376,800     5,237,520
V  Washington Federal, Inc.       381,050     7,838,198
                                           ------------
                                             13,075,718
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 2.9%
NTELOS Holdings Corp.             167,400     3,286,062
V  Syniverse Holdings, Inc.
  (a)                             449,256     9,021,060
                                           ------------
                                             12,307,122
                                           ------------
Total Common Stocks
  (Cost $352,639,002)                       408,047,684
                                           ------------


EXCHANGE TRADED FUND 1.0% (B)
-------------------------------------------------------

iShares Russell 2000 Index
  Fund                             59,850     4,284,063
                                           ------------
Total Exchange Traded Fund
  (Cost $4,280,951)                           4,284,063
                                           ------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 1.9%
-------------------------------------------------------

REPURCHASE AGREEMENT 1.9%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $7,885,985 (Collateralized
  by a United States Treasury
  Bill with a rate of 0.135%
  and a maturity date of
  5/27/10, with a Principal
  Amount of $8,045,000 and a
  Market Value of $8,044,196)  $7,885,978     7,885,978
                                           ------------
Total Short-Term Investment
  (Cost $7,885,978)                           7,885,978
                                           ------------
Total Investments
  (Cost $364,805,931) (c)           100.4%  420,217,725
Other Assets, Less
  Liabilities                        (0.4)   (1,726,824)
                               ----------  ------------

Net Assets                          100.0% $418,490,901
                               ==========  ============








12    MainStay U.S. Small Cap Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  At April 30, 2010, cost is $365,968,405
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $61,020,052
Gross unrealized depreciation       (6,770,732)
                                   -----------
Net unrealized appreciation        $54,249,320
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                                MARKETS FOR         OTHER    SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                                     ASSETS        INPUTS         INPUTS
 DESCRIPTION                                      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                $408,047,684    $       --       $     --  $408,047,684
  Exchange Traded Fund                            4,284,063            --             --     4,284,063
  Short-Term Investment
     Repurchase Agreement                                --     7,885,978             --     7,885,978
                                               ------------    ----------       --------  ------------
Total Investments in Securities                $412,331,747    $7,885,978            $--  $420,217,725
                                               ============    ==========       ========  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2 or hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $364,805,931)     $ 420,217,725
Receivables:
  Fund shares sold                         339,420
  Dividends and interest                   128,315
Other assets                                91,382
                                     -------------
     Total assets                      420,776,842
                                     -------------

LIABILITIES:
Payables:
  Investment securities purchased        1,105,429
  Fund shares redeemed                     432,297
  Transfer agent (See Note 3)              342,500
  Manager (See Note 3)                     266,157
  NYLIFE Distributors (See Note 3)          93,128
  Shareholder communication                 35,026
  Professional fees                          8,497
  Trustees                                   1,596
Accrued expenses                             1,311
                                     -------------
     Total liabilities                   2,285,941
                                     -------------
Net assets                           $ 418,490,901
                                     =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     279,855
Additional paid-in capital             602,064,574
                                     -------------
                                       602,344,429
Accumulated net investment income          224,789
Accumulated net realized loss on
  investments                         (239,490,111)
Net unrealized appreciation on
  investments                           55,411,794
                                     -------------
Net assets                           $ 418,490,901
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  66,098,969
                                     =============
Shares of beneficial interest
  outstanding                            4,419,991
                                     =============
Net asset value per share
  outstanding                        $       14.95
Maximum sales charge (5.50% of
  offering price)                             0.87
                                     -------------
Maximum offering price per share
  outstanding                        $       15.82
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 105,140,060
                                     =============
Shares of beneficial interest
  outstanding                            7,031,924
                                     =============
Net asset value per share
  outstanding                        $       14.95
Maximum sales charge (5.50% of
  offering price)                             0.87
                                     -------------
Maximum offering price per share
  outstanding                        $       15.82
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  48,186,847
                                     =============
Shares of beneficial interest
  outstanding                            3,370,112
                                     =============
Net asset value and offering price
  per share outstanding              $       14.30
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  21,363,994
                                     =============
Shares of beneficial interest
  outstanding                            1,494,554
                                     =============
Net asset value and offering price
  per share outstanding              $       14.29
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 177,701,031
                                     =============
Shares of beneficial interest
  outstanding                           11,668,905
                                     =============
Net asset value and offering price
  per share outstanding              $       15.23
                                     =============





14    MainStay U.S. Small Cap Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                        $ 3,037,687
  Interest                                     455
                                       -----------
     Total income                        3,038,142
                                       -----------
EXPENSES:
  Manager (See Note 3)                   1,558,294
  Transfer agent (See Note 3)              696,791
  Distribution/Service--Investor
     Class (See Note 3)                     71,702
  Distribution/Service--Class A (See
     Note 3)                               118,319
  Distribution/Service--Class B (See
     Note 3)                               216,583
  Distribution/Service--Class C (See
     Note 3)                                99,831
  Shareholder communication                 91,237
  Professional fees                         55,475
  Registration                              37,697
  Custodian                                  8,926
  Trustees                                   6,759
  Miscellaneous                             22,266
                                       -----------
     Total expenses before waiver        2,983,880
  Expense waiver from Manager (See
     Note 3)                              (170,527)
                                       -----------
     Net expenses                        2,813,353
                                       -----------
Net investment income                      224,789
                                       -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        16,528,919
Net change in unrealized
  appreciation on investments           47,329,166
                                       -----------
Net realized and unrealized gain on
  investments                           63,858,085
                                       -----------
Net increase in net assets resulting
  from operations                      $64,082,874
                                       ===========



(a) Dividends recorded net of foreign withholding taxes in the amount of $12,199.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009


                                      2010           2009
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $    224,789  $      48,912
 Net realized gain (loss)
  on investments and
  futures transactions          16,528,919    (44,847,858)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     47,329,166     94,737,570
                              ---------------------------
 Net increase in net assets
  resulting from operations     64,082,874     49,938,624
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                      --       (250,167)
    Class A                             --     (1,268,569)
    Class B                             --       (177,128)
    Class C                             --       (205,306)
    Class I                             --     (3,284,545)
                              ---------------------------
 Total dividends to
  shareholders                          --     (5,185,715)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        53,631,735    105,241,136
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay Small Cap Growth
  Fund
  (See Note 9)                  88,818,376             --
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay Small Cap Value
  Fund
  (See Note 9)                          --     28,616,643
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends             --      4,832,572
 Cost of shares redeemed       (76,605,869)  (115,704,130)
                              ---------------------------
    Increase in net assets
     derived from capital
     share transactions         65,844,242     22,986,221
                              ---------------------------
    Net increase in net
     assets                    129,927,116     67,739,130
NET ASSETS:
Beginning of period            288,563,785    220,824,655
                              ---------------------------
End of period                 $418,490,901  $ 288,563,785
                              ===========================
Accumulated undistributed
 net investment income at
 end of period                $    224,789  $          --
                              ===========================





16    MainStay U.S. Small Cap Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 12.52           $ 10.14             $ 13.86
                                       -------           -------             -------
Net investment income (loss) (a)         (0.00)++          (0.03)               0.10
Net realized and unrealized gain
  (loss) on investments                   2.43              2.63               (3.82)
                                       -------           -------             -------
Total from investment operations          2.43              2.60               (3.72)
                                       -------           -------             -------
Less dividends and distributions:
  From net investment income                --             (0.22)                 --
  From net realized gain on
     investments                            --                --                  --
                                       -------           -------             -------
Total dividends and distributions           --             (0.22)                 --
                                       -------           -------             -------
Net asset value at end of period       $ 14.95           $ 12.52             $ 10.14
                                       =======           =======             =======
Total investment return (b)              19.41%(c)         26.91%             (26.91%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           (0.02%)++         (0.28%)              1.10% ++
  Net expenses                            1.63% ++          1.66%               1.80% ++
  Expenses (before waiver)                1.82% ++          2.02%               1.83% ++
Portfolio turnover rate                     30%              218%                158%
Net assets at end of period (in
  000's)                               $66,099           $25,832             $11,480




                                                                            CLASS B
                                     -------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                               YEAR ENDED OCTOBER 31,
                                        2010*            2009           2008           2007           2006           2005
Net asset value at beginning of
  period                               $ 12.02         $  9.70        $ 17.94        $ 19.25        $ 19.18        $ 18.38
                                       -------         -------        -------        -------        -------        -------
Net investment income (loss) (a)         (0.05)          (0.09)          0.06          (0.08)         (0.21)         (0.22)
Net realized and unrealized gain
  (loss) on investments                   2.33            2.54          (6.29)         (1.23)          2.08           3.93
                                       -------         -------        -------        -------        -------        -------
Total from investment operations          2.28            2.45          (6.23)         (1.31)          1.87           3.71
                                       -------         -------        -------        -------        -------        -------
Less dividends and distributions:
  From net investment income                --           (0.13)            --             --             --             --
  From net realized gain on
     investments                            --              --          (2.01)            --          (1.80)         (2.91)
                                       -------         -------        -------        -------        -------        -------
Total dividends and distributions           --           (0.13)         (2.01)            --          (1.80)         (2.91)
                                       -------         -------        -------        -------        -------        -------
Net asset value at end of period       $ 14.30         $ 12.02        $  9.70        $ 17.94        $ 19.25        $ 19.18
                                       =======         =======        =======        =======        =======        =======
Total investment return (b)              18.97%(c)       25.99%        (38.56%)        (6.81%)        10.32%         21.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           (0.75%)++       (0.95%)         0.47%         (0.41%)        (1.12%)        (1.19%)
  Net expenses                            2.38% ++        2.38%          2.44%          2.41%          2.39%          2.41%
  Expenses (before waiver)                2.57% ++        2.78%          2.66%          2.41%          2.39%          2.41%
Portfolio turnover rate                     30%            218%           158%           134%           124%           159%
Net assets at end of period (in
  000's)                               $48,187         $23,354        $13,305        $32,502        $46,112        $48,496



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.




18    MainStay U.S. Small Cap Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     CLASS A
----------------------------------------------------------------------------------------------------------------

              SIX MONTHS
                 ENDED
               APRIL 30,                                      YEAR ENDED OCTOBER 31,
                 2010*              2009             2008             2007              2006              2005
               $  12.51           $ 10.14          $ 18.65          $  19.87          $  19.60          $  18.58
               --------           -------          -------          --------          --------          --------
                   0.01            0.00++             0.17              0.07             (0.07)            (0.08)
                   2.43              2.61            (6.55)            (1.29)             2.14              4.01
               --------           -------          -------          --------          --------          --------
                   2.44              2.61            (6.38)            (1.22)             2.07              3.93
               --------           -------          -------          --------          --------          --------

                     --             (0.24)           (0.12)               --                --                --
                     --                --            (2.01)               --             (1.80)            (2.91)
               --------           -------          -------          --------          --------          --------
                     --             (0.24)           (2.13)               --             (1.80)            (2.91)
               --------           -------          -------          --------          --------          --------
               $  14.95           $ 12.51          $ 10.14          $  18.65          $  19.87          $  19.60
               ========           =======          =======          ========          ========          ========
                  19.50%(c)         27.05%          (38.10%)           (6.09%)           11.20%            22.66%

                   0.15%++           0.01%            1.24%             0.33%            (0.39%)           (0.44%)
                   1.49%++           1.54%            1.65%             1.66%             1.64%             1.66%
                   1.49%++           1.92%            1.84%             1.66%             1.64%             1.66%
                     30%              218%             158%              134%              124%              159%
               $105,140           $66,905          $64,527          $301,031          $502,182          $194,615



                                                    CLASS C
--------------------------------------------------------------------------------------------------------------
              SIX MONTHS
                 ENDED
               APRIL 30,                                     YEAR ENDED OCTOBER 31,
                 2010*              2009             2008             2007             2006              2005
                $ 12.01           $  9.70          $ 17.94          $ 19.26          $  19.19          $ 18.37
                -------           -------          -------          -------          --------          -------
                  (0.05)            (0.08)            0.06            (0.09)            (0.21)           (0.22)
                   2.33              2.53            (6.29)           (1.23)             2.08             3.95
                -------           -------          -------          -------          --------          -------
                   2.28              2.45            (6.23)           (1.32)             1.87             3.73
                -------           -------          -------          -------          --------          -------

                     --             (0.14)              --               --                --               --
                     --                --            (2.01)              --             (1.80)           (2.91)
                -------           -------          -------          -------          --------          -------
                     --             (0.14)           (2.01)              --             (1.80)           (2.91)
                -------           -------          -------          -------          --------          -------
                $ 14.29           $ 12.01          $  9.70          $ 17.94          $  19.26          $ 19.19
                =======           =======          =======          =======          ========          =======
                  18.98% (c)        26.00%          (38.60%)          (6.80%)           10.32%           21.72%

                  (0.71%)++         (0.83%)           0.45%           (0.44%)           (1.14%)          (1.19%)
                   2.38% ++          2.39%            2.45%            2.41%             2.39%            2.41%
                   2.57% ++          2.81%            2.67%            2.41%             2.39%            2.41%
                     30%              218%             158%             134%              124%             159%
                $21,364           $17,048          $15,123          $54,264          $120,414          $48,316




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                             CLASS I
                                           --------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                         YEAR ENDED OCTOBER 31,
                                              2010*            2009            2008            2007            2006
Net asset value at beginning of
  period                                    $  12.72         $  10.34        $  19.03        $  20.18        $  19.79
                                            --------         --------        --------        --------        --------
Net investment income (a)                       0.04             0.04            0.24            0.17            0.02
Net realized and unrealized gain
  (loss) on investments                         2.47             2.65           (6.69)          (1.32)           2.17
                                            --------         --------        --------        --------        --------
Total from investment operations                2.51             2.69           (6.45)          (1.15)           2.19
                                            --------         --------        --------        --------        --------
Less dividends and distributions:
  From net investment income                      --            (0.31)          (0.23)          (0.00)++           --
  From net realized gain on
     investments                                  --               --           (2.01)             --           (1.80)
                                            --------         --------        --------        --------        --------
Total dividends and distributions                 --            (0.31)          (2.24)          (0.00)++        (1.80)
                                            --------         --------        --------        --------        --------
Net asset value at end of period            $  15.23         $  12.72        $  10.34        $  19.03        $  20.18
                                            ========         ========        ========        ========        ========
Total investment return (b)                    19.73%(c)        27.57%         (37.81%)         (5.69%)         11.73%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         0.52%++          0.39%           1.69%           0.81%           0.09%
  Net expenses                                  1.17%++          1.18%           1.20%           1.19%           1.17%
  Expenses (before waiver)                      1.24%++          1.68%           1.48%           1.35%           1.17%
Portfolio turnover rate                           30%             218%            158%            134%            124%
Net assets at end of period (in
  000's)                                    $177,701         $155,425        $116,390        $631,108        $862,439
                                            CLASS I
                                           --------
                                             YEAR
                                             ENDED
                                            OCTOBER
                                              31,
                                             2005
Net asset value at beginning of
  period                                   $  18.67
                                           --------
Net investment income (a)                      0.01
Net realized and unrealized gain
  (loss) on investments                        4.02
                                           --------
Total from investment operations               4.03
                                           --------
Less dividends and distributions:
  From net investment income                     --
  From net realized gain on
     investments                              (2.91)
                                           --------
Total dividends and distributions             (2.91)
                                           --------
Net asset value at end of period           $  19.79
                                           ========
Total investment return (b)                   23.15%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.06%
  Net expenses                                 1.16%
  Expenses (before waiver)                     1.16%
Portfolio turnover rate                         159%
Net assets at end of period (in
  000's)                                   $317,602



*    Unaudited.
**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.




20    MainStay U.S. Small Cap Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds (the "Trust") was organized on July 30, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay U.S. Small Cap Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 12, 1987. Class A shares and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are

                                                   mainstayinvestments.com    21
inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the

22    MainStay U.S. Small Cap Fund

Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated

                                                   mainstayinvestments.com    23

Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. Epoch Investment Partners, Inc. ("Epoch" or "Subadvisor"), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.85% on assets up to $1 billion and 0.80% on assets in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.85% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.63%; Class A, 1.53%; Class B, 2.38%; Class C, 2.38%; and Class I, 1.17%. This expense limitation expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $1,558,294 and waived/reimbursed expenses in the amount of $170,527.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,546 and $6,991, respectively for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $58, $32,249, and $961, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $171,477
-----------------------------------------------
Class A                                 129,338
-----------------------------------------------
Class B                                 129,728
-----------------------------------------------
Class C                                  59,837
-----------------------------------------------
Class I                                 206,411
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee

24    MainStay U.S. Small Cap Fund
on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                        $     1,917     0.0%++
--------------------------------------------------
Class B                              1,266     0.0++
--------------------------------------------------
Class C                              2,275     0.0++
--------------------------------------------------
Class I                         50,994,071    28.7
--------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $9,222.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $254,741,846 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The Fund acquired $22,808,254 of capital losses in its reorganization with the MainStay Small Cap Value Fund (See Note 9); use of these losses may be limited due to the provisions of IRC Section 382. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2015             $ 10,550
           2016              196,511
           2017               47,681
---------------------------------- -----
          Total             $254,742
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                     $5,185,715
------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of securities, other than short-term securities, were $105,934 and $119,484, respectively.


                                                   mainstayinvestments.com    25

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       199,844  $  2,821,853
Shares issued in connection
  with the acquisition of
  MainStay Small Cap Growth
  Fund                          2,525,785    32,916,559
Shares redeemed                  (345,311)   (4,838,718)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                    2,380,318    30,899,694
Shares converted into
  Investor Class
  (See Note 1)                    182,576     2,508,178
Shares converted from
  Investor Class
  (See Note 1)                   (206,161)   (2,891,274)
                               ------------------------
Net increase                    2,356,733  $ 30,516,598
                               ========================
Year ended October 31, 2009:
Shares sold                       248,332  $  2,431,659
Shares issued in connection
  with the acquisition of
  MainStay Small Cap Value
  Fund                            915,198     7,435,417
Shares issued to shareholders
  in reinvestment of
  dividends                        30,268       247,895
Shares redeemed                  (393,790)   (3,733,172)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      800,008     6,381,799
Shares converted into
  Investor Class
  (See Note 1)                    363,432     3,093,547
Shares converted from
  Investor Class
  (See Note 1)                   (232,798)   (2,774,761)
                               ------------------------
Net increase                      930,642  $  6,700,585
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       624,769  $  8,726,797

Shares issued in connection
  with the acquisition of
  MainStay Small Cap Growth
  Fund                          2,011,365    26,187,437

Shares redeemed                (1,102,238)  (15,212,863)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    1,533,896    19,701,371

Shares converted into Class A
  (See Note 1)                    320,362     4,421,874

Shares converted from Class A
  (See Note 1)                    (14,076)     (205,785)

Shares converted from Class A
  (a)                            (157,445)   (2,153,851)
                               ------------------------


Net increase                    1,682,737  $ 21,763,609
                               ========================


Year ended October 31, 2009:

Shares sold                     1,382,497  $ 13,228,863

Shares issued in connection
  with the acquisition of
  MainStay Small Cap Value
  Fund                          1,320,954    10,706,373

Shares issued to shareholders
  in reinvestment of
  dividends                       128,139     1,046,901

Shares redeemed                (4,019,677)  (37,706,760)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                   (1,188,087)  (12,724,623)

Shares converted into Class A
  (See Note 1)                    355,452     4,011,231

Shares converted from Class A
  (See Note 1)                   (183,319)   (1,382,222)
                               ------------------------


Net decrease                   (1,015,954) $(10,095,614)
                               ========================



 CLASS B                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       172,849  $  2,326,321

Shares issued in connection
  with the acquisition of
  MainStay Small Cap Growth
  Fund                          1,845,463    23,069,427

Shares redeemed                  (296,979)   (3,935,598)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                    1,721,333    21,460,150

Shares converted from Class B
  (See Note 1)                   (294,845)   (3,832,993)
                               ------------------------


Net increase                    1,426,488  $ 17,627,157
                               ========================


Year ended October 31, 2009:

Shares sold                       207,708  $  1,957,206

Shares issued in connection
  with the acquisition of
  MainStay Small Cap Value
  Fund                          1,067,325     8,360,201

Shares issued to shareholders
  in reinvestment of
  dividends                        20,914       165,228

Shares redeemed                  (409,839)   (3,625,520)
                               ------------------------


Net increase in shares
  outstanding before
  conversion                      886,108     6,857,115

Shares converted from Class B
  (See Note 1)                   (314,477)   (2,947,795)
                               ------------------------


Net increase                      571,631  $  3,909,320
                               ========================



 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        84,660  $  1,111,762

Shares issued in connection
  with the acquisition of
  MainStay Small Cap Growth
  Fund                            181,461     2,267,000

Shares redeemed                  (191,242)   (2,535,201)
                               ------------------------


Net increase                       74,879  $    843,561
                               ========================


Year ended October 31, 2009:

Shares sold                        80,847  $    759,856

Shares issued in connection
  with the acquisition of
  MainStay Small Cap Value
  Fund                            269,350     2,108,989

Shares issued to shareholders
  in reinvestment of
  dividends                        18,025       142,409

Shares redeemed                  (507,383)   (4,511,735)
                               ------------------------


Net decrease                     (139,161) $ (1,500,481)
                               ========================




26    MainStay U.S. Small Cap Fund

 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                     2,618,526  $ 38,645,002

Shares issued in connection
  with the acquisition of
  MainStay Small Cap Value        330,642     4,377,953

Shares redeemed                (3,656,916)  (50,083,489)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                     (707,748)   (7,060,534)

Shares converted into Class I
  (a)                             154,730     2,153,851
                               ------------------------


Net decrease                     (553,018) $ (4,906,683)
                               ========================


Year ended October 31, 2009:

Shares sold                     7,711,474  $ 86,863,552

Shares issued in connection
  with the acquisition of
  MainStay Small Cap Value
  Fund                                689         5,663

Shares issued to shareholders
  in reinvestment of
  dividends                       390,113     3,230,139

Shares redeemed                (7,133,818)  (66,126,943)
                               ------------------------


Net increase                      968,458  $ 23,972,411
                               ========================





(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   -  All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 9--FUND ACQUISITION:

At a meeting held on September 25, 2008, the Board approved a plan of reorganization where the Fund would acquire the assets, including the investments, and assume the identified liabilities of MainStay Small Cap Value Fund, a series of The MainStay Funds. Shareholders of the MainStay Small Cap Value Fund approved this reorganization on January 30, 2009, which was then completed on February 13, 2009. The aggregate net assets of the Fund immediately before the acquisition were $140,597,322 and the combined net assets after the acquisition were $169,213,965.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
MainStay Small Cap Value Fund
-----------------------------------------------------
Investor Class                 1,496,605  $ 7,435,417
-----------------------------------------------------
Class A                        2,157,866   10,706,373
-----------------------------------------------------
Class B                        1,870,948    8,360,201
-----------------------------------------------------
Class C                          471,745    2,108,989
-----------------------------------------------------
Class I                            1,129        5,663
-----------------------------------------------------



In exchange for the MainStay Small Cap Value Fund shares and net assets, the Fund issued 915,198 Investor Class Shares; 1,320,954 Class A shares; 1,067,325 Class B shares; 269,350 Class C shares and 689 Class I shares.

MainStay Small Cap Value Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized depreciation and accumulated net realized loss:

                                           TOTAL      CAPITAL    UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                                      NET ASSETS        STOCK  DEPRECIATION    REALIZED LOSS  INVESTMENT INCOME
MainStay Small Cap Value Fund        $28,616,643  $69,577,796  ($18,029,815)    ($23,059,649)          $128,311
---------------------------------------------------------------------------------------------------------------



At a meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Small Cap Growth Fund, a series of The MainStay Funds. Shareholders of the MainStay Small Cap Growth Fund approved this reorganization on November 16, 2009, which was then completed on November 24, 2009. The aggregate net assets of the Fund immediately before the acquisition were $293,161,292 and the combined net assets after the acquisition were $381,979,668.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
MainStay Small Cap Growth
  Fund
-----------------------------------------------------
Investor Class                 2,862,295  $32,916,559
-----------------------------------------------------
Class A                        2,275,595   26,187,437
-----------------------------------------------------
Class B                        2,190,085   23,069,427
-----------------------------------------------------
Class C                          215,221    2,267,000
-----------------------------------------------------
Class I                          374,503    4,377,953
-----------------------------------------------------



In exchange for the MainStay Small Cap Growth Fund shares and net assets, the Fund issued 2,525,783 Investor

                                                   mainstayinvestments.com    27

Class Shares; 2,011,365 Class A shares; 1,845,463 Class B shares; 181,461 Class C shares and 330,642 Class I shares.

MainStay Small Cap Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                           TOTAL       CAPITAL    UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                                      NET ASSETS         STOCK  APPRECIATION    REALIZED LOSS    INVESTMENT LOSS
MainStay Small Cap Growth Fund       $88,818,376  $172,773,002    $1,479,126     $(85,422,964)          $(10,788)
----------------------------------------------------------------------------------------------------------------



Assuming the acquisition had been completed on November 1, 2010, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the period ended April 30, 2010, are as follows:

Net investment income                $   373,210
------------------------------------------------
Net gain on investments              $67,597,951
------------------------------------------------
Net increase in net assets
  resulting from operations          $67,971,161
------------------------------------------------



Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Small Cap Growth Fund that have been included in the Fund's Statement of Operations since October 31, 2009.

In December 2007, the Financial Accounting Standards Board issued Accounting Standards Codification (ASC) 805 (formerly FAS 141R Business Combinations), which requires the following disclosures by the acquirer, among other things, when a transaction or other event meets the definition of a business combination:

- The identification of the acquiree

- Recognizing and measuring identifiable assets acquired and liabilities assumed, at the acquisition date, generally at their fair values

- Disclosure, by the acquirer, of information that enables users of its financial statements to evaluate the nature and financial effect of a business combination that occurs during the current reporting period

ASC 805 requires prospective application to business combinations for which the acquisition date occurs in an annual reporting period beginning on or after December 15, 2008.

In accordance with ASC 805, for financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Small Cap GrowthFund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

ASC 805 requires disclosure in this semi-annual report, and in the Fund's annual report as of October 31, 2010, of the Fund's pro-forma results of operations, including net investment income, net gain (loss) on investments and net increase (decrease) in net assets resulting from operations, assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, through the end of the applicable reporting period.

ASC 805 also requires the Fund to report, if practicable, the amounts of revenue and earnings of the acquiree since the acquisition date included in the combined entity's income statement for the reporting period. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Small Cap Growth Fund that will be included in the Fund's Statement of Operations since November 24, 2009.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


28    MainStay U.S. Small Cap Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18312 MS121-10                                        MSUSC10-06/10
                                                                              B1

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY BALANCED FUND

        MESSAGE FROM THE PRESIDENT AND SEMIANNUAL REPORT

        Unaudited - April 30, 2010

MESSAGE FROM THE PRESIDENT

During the six months ended April 30, 2010, stock and bond markets generally advanced, despite some volatility in January and February. Domestic small-cap stocks were particularly strong, and U.S. stocks at all capitalization levels provided double digit returns. Value stocks outpaced growth stocks for companies of all sizes during the reporting period.

International stocks provided positive returns overall, but results varied widely by country. Concerns about Greece's ability to meet its debt obligations led many investors to abandon their holdings in Greece and question their investments in several peripheral European nations where perceived risk had increased. For the six-month reporting period, equities in the Far East (including Japan) tended to be stronger than those in Europe.

The economic recovery in the United States continued. Real gross domestic product advanced in the first quarter of 2010, though at a slower pace than in the fourth quarter of 2009. The Federal Open Market Committee kept the targeted federal funds rate at a historically low level throughout the reporting period, which prompted many investors to leave the safety of U.S. Treasury securities in search of higher yield.

In the high-yield bond market, lower-rated credits tended to be the strongest performers. With investment-grade investors crossing into high-yield territory, however, the highest-rated high-yield credits also saw strong demand. In the municipal market, new-issue supply was reduced by government incentives that encouraged municipal issuers to raise funds in the taxable market. In the leveraged-loan market, new issuance strengthened, but extensive repayments caused the market as a whole to contract.


Throughout the six-month reporting period, MainStay's portfolio managers sought to make the most of market conditions within the investment strategies and risk parameters of their respective Funds. While individual markets and Fund results may vary, our pursuit of competitive returns over full market cycles has never changed.

The information that follows provides a closer look at the securities, strategies and market conditions that affected your MainStay Fund(s) during the six months ended April 30, 2010. Of course, past performance is no guarantee of future results. Even in a rising market, we believe that maintaining a long-term perspective can be valuable. At MainStay, we believe that in all markets, broad diversification, gradual allocation adjustments and regular portfolio reviews can help guide you toward your long-range financial goals.

We thank you for choosing MainStay Funds, and we look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN P. FISHER

Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY BALANCED FUND

        SEMIANNUAL REPORT

        Unaudited - April 30, 2010

TABLE OF CONTENTS


SEMIANNUAL REPORT
---------------------------------------------
INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------
PORTFOLIO OF INVESTMENTS                   13
---------------------------------------------
FINANCIAL STATEMENTS                       23
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS              30
---------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        39
---------------------------------------------
SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       39



--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS FOR A
DISCUSSION OF THE   FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY
OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS.

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          6.35%    22.89%    2.18%    5.93%
Excluding sales charges    12.54     30.04     3.34     6.53




(With sales charges)


(LINE GRAPH)

                                                             BANK OF
                                                         AMERICA MERRILL
                                                           LYNCH 1-10
                                                           YEARS U.S.
              MAINSTAY BALANCED    RUSSELL MIDCAP(R)       CORPORATE &      BALANCED COMPOSITE    RUSSELL MIDCAP(R)
                     FUND             VALUE INDEX       GOVERNMENT INDEX           INDEX                INDEX
              -----------------    -----------------    ----------------    ------------------    -----------------
4/30/00              9450                10000                10000                10000                10000
                    11008                11960                11201                11673                10029
                    12020                12966                12002                12640                 9958
                    11608                11218                13274                12130                 8550
                    13873                15135                13544                14668                11582
                    15092                18208                13977                16625                13275
                    16845                22714                14117                19083                16782
                    18629                27179                15053                21817                19341
                    17743                24012                16162                20898                18116
                    13678                15184                16557                16319                11588
4/30/10             17786                23443                17867                21912                17478



CLASS A SHARES(3)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          6.41%    23.08%    2.24%    5.96%
Excluding sales charges    12.61     30.24     3.41     6.56




(With sales charges)


(LINE GRAPH)

                                                                        BANK OF
                                                                    AMERICA MERRILL
                                                                      LYNCH 1-10
                                                                      YEARS U.S.
                         MAINSTAY BALANCED    RUSSELL MIDCAP(R)       CORPORATE &      BALANCED COMPOSITE    RUSSELL MIDCAP(R)
                                FUND             VALUE INDEX       GOVERNMENT INDEX           INDEX                INDEX
                         -----------------    -----------------    ----------------    ------------------    -----------------
4/30/00                        23625                25000                25000                25000                25000
                               27520                29900                28003                29183                25071
                               30051                32416                30006                31600                24895
                               29019                28044                33185                30324                21376
                               34683                37838                33859                36671                28955
                               37729                45521                34942                41563                33189
                               42113                56786                35293                47707                41956
                               46572                67948                37633                54542                48352
                               44341                60029                40405                52245                45289
                               34251                37961                41393                40797                28969
4/30/10                        44609                58608                44667                54781                43696



CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges          7.12%    24.06%    2.22%    5.74%
Excluding sales charges    12.12     29.06     2.56     5.74




(With sales charges)


(LINE GRAPH)

                                                                   BANK OF
                                                               AMERICA MERRILL
                                                                 LYNCH 1-10
                                                                 YEARS U.S.
                    MAINSTAY BALANCED    RUSSELL MIDCAP(R)       CORPORATE &      BALANCED COMPOSITE    RUSSELL MIDCAP(R)
                           FUND             VALUE INDEX       GOVERNMENT INDEX           INDEX                INDEX
                    -----------------    -----------------    ----------------    ------------------    -----------------
4/30/00                   10000                10000                10000                10000                10000
                          11564                11960                11201                11673                10029
                          12535                12966                12002                12640                 9958
                          12017                11218                13274                12130                 8550
                          14261                15135                13544                14668                11582
                          15401                18208                13977                16625                13275
                          17068                22714                14117                19083                16782
                          18727                27179                15053                21817                19341
                          17697                24012                16162                20898                18116
                          13542                15184                16557                16319                11588
4/30/10                   17478                23443                17867                21912                17478







1. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares generally have a $25,000 minimum initial investment with no minimum subsequent purchase amount. For investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds, the minimum initial investment is $15,000. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors or individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(4)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
With sales charges         11.12%    28.01%    2.56%    5.74%
Excluding sales charges    12.12     29.01     2.56     5.74




(With sales charges)


(LINE GRAPH)

                                                             BANK OF
                                                         AMERICA MERRILL
                                                           LYNCH 1-10
                                                           YEARS U.S.
              MAINSTAY BALANCED    RUSSELL MIDCAP(R)       CORPORATE &      BALANCED COMPOSITE    RUSSELL MIDCAP(R)
                     FUND             VALUE INDEX       GOVERNMENT INDEX           INDEX                INDEX
              -----------------    -----------------    ----------------    ------------------    -----------------
4/30/00             10000                10000                10000                10000                10000
                    11560                11960                11201                11673                10029
                    12533                12966                12002                12640                 9958
                    12013                11218                13274                12130                 8550
                    14259                15135                13544                14668                11582
                    15393                18208                13977                16625                13275
                    17061                22714                14117                19083                16782
                    18719                27179                15053                21817                19341
                    17690                24012                16162                20898                18116
                    13541                15184                16557                16319                11588
4/30/10             17470                23443                17867                21912                17478



CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                           12.82%    30.65%    3.80%    6.92%




(With sales charges)


(LINE GRAPH)

                                                                        BANK OF
                                                                    AMERICA MERRILL
                                                                      LYNCH 1-10
                                                                      YEARS U.S.
                         MAINSTAY BALANCED    RUSSELL MIDCAP(R)       CORPORATE &      BALANCED COMPOSITE    RUSSELL MIDCAP(R)
                                FUND             VALUE INDEX       GOVERNMENT INDEX           INDEX                INDEX
                         -----------------    -----------------    ----------------    ------------------    -----------------
4/30/00                        10000                10000                10000                10000                10000
                               11678                11960                11201                11673                10029
                               12783                12966                12002                12640                 9958
                               12376                11218                13274                12130                 8550
                               14830                15135                13544                14668                11582
                               16205                18208                13977                16625                13275
                               18172                22714                14117                19083                16782
                               20184                27179                15053                21817                19341
                               19294                24012                16162                20898                18116
                               14947                15184                16557                16319                11588
4/30/10                        19529                23443                17867                21912                17478



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                           12.73%    30.50%    3.70%    6.81%




(With sales charges)


(LINE GRAPH)

                                                                   BANK OF
                                                               AMERICA MERRILL
                                                                 LYNCH 1-10
                                                                 YEARS U.S.
                    MAINSTAY BALANCED    RUSSELL MIDCAP(R)       CORPORATE &      BALANCED COMPOSITE    RUSSELL MIDCAP(R)
                           FUND             VALUE INDEX       GOVERNMENT INDEX           INDEX                INDEX
                    -----------------    -----------------    ----------------    ------------------    -----------------
4/30/00                   10000                10000                10000                10000                10000
                          11665                11960                11201                11673                10029
                          12757                12966                12002                12640                 9958
                          12338                11218                13274                12130                 8550
                          14764                15135                13544                14668                11582
                          16112                18208                13977                16625                13275
                          18059                22714                14117                19083                16782
                          20033                27179                15053                21817                19341
                          19124                24012                16162                20898                18116
                          14804                15184                16557                16319                11588
4/30/10                   19319                23443                17867                21912                17478






    minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
3. Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class A, B, R1 and R2 shares might have been lower.
4. Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class C shares might have been lower.
5. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class I shares through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.
6. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. Total returns assume reinvestment of all dividends and capital gains. The Russell Midcap(R) Value Index is the Fund's broad-

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay Balanced Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                           12.60%    30.15%    3.44%    6.54%




(With sales charges)


(LINE GRAPH)

                                                             BANK OF
                                                         AMERICA MERRILL
                                                           LYNCH 1-10
                                                           YEARS U.S.
              MAINSTAY BALANCED    RUSSELL MIDCAP(R)       CORPORATE &      BALANCED COMPOSITE    RUSSELL MIDCAP(R)
                     FUND             VALUE INDEX       GOVERNMENT INDEX           INDEX                INDEX
              -----------------    -----------------    ----------------    ------------------    -----------------
4/30/00             10000                10000                10000                10000                10000
                    11637                11960                11201                11673                10029
                    12695                12966                12002                12640                 9958
                    12247                11218                13274                12130                 8550
                    14625                15135                13544                14668                11582
                    15910                18208                13977                16625                13275
                    17786                22714                14117                19083                16782
                    19683                27179                15053                21817                19341
                    18745                24012                16162                20898                18116
                    14475                15184                16557                16319                11588
4/30/10             18839                23443                17867                21912                17478



CLASS R3 SHARES(5)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS    YEARS
-------------------------------------------------------------
                           12.47%    29.84%    3.18%    6.28%




(With sales charges)


(LINE GRAPH)

                                                                                           BANK OF
                                                                                       AMERICA MERRILL
                                                                                         LYNCH 1-10
                                                                                         YEARS U.S.
                                            MAINSTAY BALANCED    RUSSELL MIDCAP(R)       CORPORATE &      BALANCED COMPOSITE
                                                   FUND             VALUE INDEX       GOVERNMENT INDEX           INDEX
                                            -----------------    -----------------    ----------------    ------------------
4/30/00                                           10000                10000                10000                10000
                                                  11608                11960                11201                11673
                                                  12631                12966                12002                12640
                                                  12156                11218                13274                12130
                                                  14478                15135                13544                14668
                                                  15726                18208                13977                16625
                                                  17529                22714                14117                19083
                                                  19348                27179                15053                21817
                                                  18379                24012                16162                20898
                                                  14162                15184                16557                16319
4/30/10                                           18388                23443                17867                21912
                                            RUSSELL MIDCAP(R)
                                                  INDEX
                                            -----------------
4/30/00                                           10000
                                                  10029
                                                   9958
                                                   8550
                                                  11582
                                                  13275
                                                  16782
                                                  19341
                                                  18116
                                                  11588
4/30/10                                           17478




BENCHMARK PERFORMANCE                                             SIX       ONE      FIVE     TEN
                                                                MONTHS     YEAR     YEARS    YEARS
Russell Midcap(R) Value Index(6)                                26.54%    54.39%    5.18%    8.89%
Balanced Composite Index(7)                                     16.46     34.28     5.68     8.16
Bank of America Merrill Lynch 1-10 Years U.S. Corporate
  and Government Index(8)                                        2.34      7.91     5.04     5.98
Russell Midcap(R) Index(9)                                      24.93     50.84     5.65     5.74
Average Lipper mixed-asset target allocation growth fund(10)    11.01     31.23     3.50     2.33





    based securities market index for comparison purposes. An investment cannot be made directly in an index.
7. The Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Bank of America Merrill Lynch 1-10 Years U.S. Corporate and Government Index weighted 60%/40%, respectively. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. Total returns assume reinvestment of all dividends and capital gains. The Bank of America Merrill Lynch 1-10 Years U.S. Corporate and Government Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. The Bank of America Merrill Lynch 1-10 Years U.S. Corporate and Government Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 31% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
10. The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY BALANCED FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2009, to April 30, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2009, to April 30, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended April 30, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/09         4/30/10       PERIOD(1)         4/30/10        PERIOD(1)
INVESTOR CLASS SHARES          $1,000.00       $1,125.40        $ 7.64         $1,017.60         $ 7.25
--------------------------------------------------------------------------------------------------------

CLASS A SHARES                 $1,000.00       $1,126.10        $ 6.69         $1,018.50         $ 6.36
--------------------------------------------------------------------------------------------------------

CLASS B SHARES                 $1,000.00       $1,121.20        $11.62         $1,013.80         $11.03
--------------------------------------------------------------------------------------------------------

CLASS C SHARES                 $1,000.00       $1,121.20        $11.62         $1,013.80         $11.03
--------------------------------------------------------------------------------------------------------

CLASS I SHARES                 $1,000.00       $1,128.20        $ 5.33         $1,019.80         $ 5.06
--------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                $1,000.00       $1,127.30        $ 5.85         $1,019.30         $ 5.56
--------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                $1,000.00       $1,126.00        $ 7.22         $1,018.00         $ 6.85
--------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                $1,000.00       $1,124.70        $ 8.53         $1,016.80         $ 8.10
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.45% for Investor Class, 1.27% for Class A, 2.21% for Class B and Class C, 1.01% for Class I, 1.11% for Class R1, 1.37% for Class R2 and 1.62% for Class
   R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


8    MainStay Balanced Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2010 (UNAUDITED)

(PIE CHART)

Common Stocks                                   59.9
U.S. Government & Federal Agencies              18.9
Corporate Bonds                                 16.4
Yankee Bonds                                     2.3
Mortgage-Backed Securities                       1.3
Exchange Traded Fund                             0.6
Other Assets, Less Liabilities                   0.3
Asset-Backed Security                            0.2
Short-Term Investment                            0.1
Convertible Bond                                 0.0




 See Portfolio of Investments beginning on page 13 for specific holdings within these categories.


++ Less than one-tenth of a percent.

TOP TEN HOLDINGS OR ISSUERS HELD AS OF APRIL 30, 2010 (EXCLUDING SHORT-TERM INVESTMENT)

    1. United States Treasury Notes, 0.875%-3.625%, due 7/31/11-2/15/20
    2.  Federal Home Loan Mortgage Corporation, 1.50%-5.125%, due
        11/23/10-5/29/13
    3.  Federal National Mortgage Association, 3.625%-5.50%, due
        2/15/11-5/18/12
    4.  Comcast Corp. Class A
    5.  Ashland, Inc.
    6.  Annaly Capital Management, Inc.
    7.  Ford Motor Co.
    8.  Las Vegas Sands Corp.
    9.  ConocoPhillips
   10.  General Electric Co.





                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


QUESTIONS ANSWERED BY PORTFOLIO MANAGERS TONY H. ELAVIA OF MADISON SQUARE INVESTORS LLC, THE FUND'S SUBADVISOR, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE FUND'S MANAGER.


HOW DID MAINSTAY BALANCED FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2010?

Excluding all sales charges, MainStay Balanced Fund returned 12.54% for Investor Class shares, 12.61% for Class A shares and 12.12% for both Class B and Class C shares for the six months ended April 30, 2010. Over the same period, Class I shares returned 12.82%, Class R1 shares returned 12.73%, Class R2 shares returned 12.60% and Class R3 shares returned 12.47%. All share classes outperformed the 11.01% return of the average Lipper(2) mixed-asset target allocation growth fund. All share classes underperformed the 26.54% return of the Russell Midcap(R) Value Index(3) and the 16.46% return of the Fund's Balanced Composite Index(4) for the six months ended April 30, 2010. The Russell Midcap(R) Value Index is the Fund's broad-based securities-market index. The Balanced Composite Index is a secondary benchmark of the Fund. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS WERE RESPONSIBLE FOR THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap(R) Value Index consists entirely of mid-cap value stocks. Since the Fund has a substantial allocation to bonds, which underperformed the Russell Midcap(R) Value Index, the Fund by its very composition trailed the benchmark index by a substantial margin. With the Fund's asset-allocation targets taken into account, however, overall performance was roughly in line with our expectations.

The equity portion of the Fund underperformed the Russell Midcap(R) Value Index primarily because of its bias toward higher-quality stocks generally associated with stable, consistent earnings growth. When the equity market turned positive in the spring of 2009, investors aggressively bought the riskiest, lowest-quality securities in anticipation that these securities would benefit most from a recovery. This trend persisted throughout the reporting period, and stocks with negative earnings and cash flows were among the best performers. This so-called junk rally served as a significant drag on the relative performance of the equity portion of the Fund.

The fixed-income portion of the Fund outperformed the 2.34% return of the Bank of America Merrill Lynch 1-10 Years U.S. Corporate & Government Index(5) for the six months ended April 30, 2010. An underweight position in Treasury securities and overweight positions in investment-grade corporate securities and commercial mortgage-backed securities were the strongest contributors to outperformance in this portion of the Fund.

Relative to its Lipper peers, the Fund benefited by maintaining a focus on mid-capitalization stocks. Mid-cap stocks modestly trailed their small-cap counterparts but significantly outpaced larger-cap stocks during the reporting period.

DURING THE REPORTING PERIOD, WHICH EQUITY SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH EQUITY SECTORS WERE THE WEAKEST?

The equity portion of the Fund utilizes a proprietary quantitative investment process that focuses on a combination of valuation, growth and momentum factors. Sector holdings are a residual of the Fund's investment process and are not a product of top-down, macroeconomic analysis.

As the largest sector within the Fund (and among mid-cap value stocks), financials made the most significant contribution to the Fund's absolute performance, even though the sector's results were unremarkable relative to the broader equity market. Financials were torn between a strong earnings recovery on the one hand and continued concerns about loan-loss provisioning on the other. Consumer discretionary and industrial holdings also made strong contributions to the Fund's absolute returns. Consumer discretionary stocks benefited from a rebound in retail sales. Industrials enjoyed a tailwind from inventory restocking and a jump in global trade.

While all sectors of the Russell Midcap(R) Value Index generated positive returns during the reporting period, telecommunication services had the smallest allocation in the Fund and made the smallest contribution to the Fund's absolute performance. Other sectors that fared comparatively poorly included consumer staples and utilities, both of which are often viewed as defensive, low-volatility sectors. Indeed, we believe that these sectors can be expected to lag a sharply rising market.


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell Midcap(R) Value Index.
4. See footnote on page 7 for more information on the Fund's Balanced Composite Index.
5. See footnote on page 7 for more information on the Bank of America Merrill Lynch 1-10 Years U.S. Corporate & Government Index.

10    MainStay Balanced Fund

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSO-LUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

In the equity portion of the Fund, the strongest individual contributors to absolute performance were bank holding company Regions Financial, chemical company Ashland and engine manufacturer Cummins.

Very few holdings actually detracted from the Fund's absolute performance during the reporting period. However, among those that did were offshore driller Ensco, investment manager BlackRock and mining operator Freeport-McMoRan Copper & Gold.

DID THE EQUITY PORTION OF THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The equity portion of the Fund is broadly diversified, so individual purchases and sales tend to have little impact on overall results. The Fund selects securities using a proprietary investment process that seeks stocks with attractive relative valuations, strong operating results and positive price trends.

Among the stocks that fit the Fund's purchase criteria during the reporting period were automobile manufacturer Ford Motor and casino operator Las Vegas Sands. In our view, these attractively priced but volatile stocks were poised to do well should risk capital continue to flow back into the equity markets. Mining operator Freeport-McMoRan Copper & Gold was another significant purchase during the reporting period. We felt that that the company was likely to benefit from a global recovery led by commodity-intensive emerging economies.

Stocks sold during the reporting period included global consumer goods company Colgate-Palmolive, retailer Coach and tobacco producer Lorillard.

HOW DID SECTOR WEIGHTINGS CHANGE IN THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD?

Weighting changes in the equity portion of the Fund resulted from a combination of stock performance and the Fund's proprietary quantitative security- selection process. During the reporting period, we increased the Fund's weightings in the health care and consumer discretionary sectors. We increased the Fund's health care weighting on the belief that the passage of health care legislation had removed much of the uncertainty regarding the sector's prospects. We increased exposure to the consumer discretionary sector in anticipation of continued economic recovery and a rebound in retail sales.

Similar expectations led us to reduce the Fund's weighting in the consumer staples sector. We also reduced the Fund's exposure to the telecommunication services and financials sectors during the reporting period.

In all cases, sector changes were relatively modest, as managing industry and sector allocation is not a central element in the Fund's investment process.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2010, the equity portion of the Fund was moderately overweight relative to the Russell Midcap(R) Value Index in health care and energy. As of the same date, the equity portion of the Fund was underweight relative to the benchmark in financials and utilities. To some degree, this positioning is simply a by-product of the Fund's investment process and does not reflect a deliberate expression of our opinion regarding the relative outlook for these sectors.

WHAT FACTORS AFFECTED THE FIXED-INCOME PORTION OF THE FUND DURING THE REPORTING PERIOD?

The most significant factors that influenced the fixed-income markets during the reporting period were the economic recovery that appeared to gain momentum as the period progressed and the continued rebound in the financial markets. While the equity markets seemed to hit a low point in March 2009, spreads(6) on non-Treasury bonds appeared to have reached their widest levels at approximately the same time. Equity markets continued their rebound through much of the reporting period, and non-Treasury bond spreads tightened significantly. In addition, assets flowed out of money market funds in search of higher yields, and a significant portion of that money targeted the broader fixed-income market, and particularly corporate bonds. Such a widespread trend in fund flows made it increasingly difficult to ascertain value and find appropriate securities for the Fund.

With relatively low inflation, the Federal Reserve was able to sit on the sidelines and exercise patience in its monetary policy decisions. It allowed most of its emergency programs to expire, with little discernable impact on the bond market. Federal Reserve forecasts

6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                   mainstayinvestments.com    11
include keeping short-term interest rates very low for an extended period of time.

The economy continued to show modest improvement, but the recovery was subpar relative to prior recoveries. The most glaring weakness was the labor market, which has only recently begun to create jobs. Unemployment remained unacceptably high, and policy makers appeared to be waiting for meaningful improvements before significantly tightening monetary policy.

Uncertainty about U.S. financial reform legislation and its impact on financial institutions kept spreads on bank and finance paper wider than normal relative to spreads on utility or industrial bonds. Concerns surrounding Greek sovereign debt--and whether there would be a default or a bailout--created volatility in the U.S. Treasury market and the corporate bond market.

HOW DID THE FIXED-INCOME PORTION OF THE FUND RESPOND TO THESE MARKET FORCES?

In the fixed-income portion of the Fund, we sold Treasury securities and purchased commercial mortgage-backed securities and investment-grade corporate bonds early in the reporting period. These trades modestly shortened the Fund's duration. Each of these strategies helped the fixed-income portion of the Fund outperform the Bank of America Merrill Lynch Corporate & Government 1-10 Years Bond Index during the reporting period. Later in the reporting period, we moved the Fund's duration closer to that of the Bank of America Merrill Lynch 1-10 Years U.S. Corporate & Government Index to help mitigate interest-rate risk.




The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12    MainStay Balanced Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2010 UNAUDITED


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 39.1%+
ASSET-BACKED SECURITY 0.2%
-------------------------------------------------------

AUTOMOBILE 0.2%
Mercedes-Benz Auto
  Receivables Trust Series
  2009-1, Class A3
  1.67%, due 1/15/14          $ 1,250,000  $  1,261,476
                                           ------------
Total Asset-Backed Security
  (Cost $1,249,973)                           1,261,476
                                           ------------


CONVERTIBLE BOND 0.0%++
-------------------------------------------------------

INTERNET 0.0%++
At Home Corp.
  4.75%, due 12/31/49
  (a)(b)(c)(d)                    177,810            18
                                           ------------
Total Convertible Bond
  (Cost $13,325)                                     18
                                           ------------


CORPORATE BONDS 16.4%
-------------------------------------------------------

AEROSPACE & DEFENSE 1.1%
Boeing Co. (The)
  4.875%, due 2/15/20           1,430,000     1,493,821
Goodrich Corp.
  4.875%, due 3/1/20              220,000       224,515
L-3 Communications Corp.
  5.20%, due 10/15/19 (e)         900,000       924,233
Lockheed Martin Corp.
  4.25%, due 11/15/19           1,200,000     1,194,667
Northrop Grumman Corp.
  5.05%, due 8/1/19               480,000       501,384
United Technologies Corp.
  7.125%, due 11/15/10          3,130,000     3,239,772
                                           ------------
                                              7,578,392
                                           ------------

BANKS 2.0%
American Express Bank FSB
  6.00%, due 9/13/17            2,000,000     2,161,216
Bank of America Corp.
  5.65%, due 5/1/18             2,300,000     2,327,931
BB&T Corp.
  3.375%, due 9/25/13           2,000,000     2,060,728
Fifth Third Bancorp
  4.50%, due 6/1/18               325,000       303,809
KeyCorp
  6.50%, due 5/14/13              400,000       435,246
Morgan Stanley
  5.50%, due 1/26/20              850,000       830,136
  5.625%, due 9/23/19           1,100,000     1,084,898
PNC Bank N.A.
  6.875%, due 4/1/18            1,230,000     1,370,890
PNC Funding Corp.
  5.125%, due 2/8/20              350,000       356,356
Wells Fargo & Co.
  3.75%, due 10/1/14            2,500,000     2,549,603
                                           ------------
                                             13,480,813
                                           ------------

BEVERAGES 0.4%
Anheuser-Busch Cos., Inc.
  7.50%, due 3/15/12            1,500,000     1,657,350
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12           1,000,000     1,028,474
                                           ------------
                                              2,685,824
                                           ------------

BUILDING MATERIALS 0.2%
CRH America, Inc.
  5.30%, due 10/15/13             203,000       217,832
Masco Corp.
  4.80%, due 6/15/15            1,200,000     1,187,627
                                           ------------
                                              1,405,459
                                           ------------

CHEMICALS 0.4%
Dow Chemical Co. (The)
  5.70%, due 5/15/18            1,325,000     1,393,737


Monsanto Co.
  7.375%, due 8/15/12           1,000,000     1,127,824
                                           ------------
                                              2,521,561
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 2.2%
Bear Stearns Cos., Inc.
  (The)
  5.30%, due 10/30/15           2,000,000     2,153,434
Capital One Bank USA N.A.
  8.80%, due 7/15/19            1,250,000     1,532,809
Citigroup, Inc.
  5.85%, due 8/2/16             1,500,000     1,558,083
  6.00%, due 8/15/17            1,150,000     1,190,688
  6.50%, due 1/18/11              500,000       517,442
General Electric Capital
  Corp.
  6.00%, due 8/7/19             2,500,000     2,702,292
HSBC Finance Corp.
  6.375%, due 11/27/12          1,000,000     1,098,200
JPMorgan Chase & Co.
  2.625%, due 12/1/10 (f)       2,000,000     2,025,232
  4.95%, due 3/25/20            1,000,000     1,001,574
  5.25%, due 5/1/15             1,000,000     1,073,749
                                           ------------
                                             14,853,503
                                           ------------



+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings or issuers held, as of April 30, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

ELECTRIC 1.5%
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14           $ 1,250,000  $  1,424,806
Consolidated Edison Co. of
  New York
  7.50%, due 9/1/10             3,000,000     3,065,217
Duke Energy Corp.
  3.35%, due 4/1/15             1,400,000     1,406,840
Duke Energy Ohio, Inc.
  5.45%, due 4/1/19             1,000,000     1,093,510
Florida Power Corp.
  4.55%, due 4/1/20               850,000       862,779
Kansas City Power & Light
  Co.
  7.15%, due 4/1/19             1,000,000     1,175,676
Peco Energy Co.
  5.00%, due 10/1/14            1,225,000     1,331,117
                                           ------------
                                             10,359,945
                                           ------------

ENVIRONMENTAL CONTROLS 0.3%
Republic Services, Inc.
  5.00%, due 3/1/20 (e)         1,025,000     1,029,590
  5.50%, due 9/15/19 (e)        1,000,000     1,049,838
                                           ------------
                                              2,079,428
                                           ------------

FINANCE--OTHER SERVICES 0.3%
National Rural Utilities
  Cooperative Finance Corp.
  2.625%, due 9/16/12           2,100,000     2,153,315
                                           ------------


FOOD 0.8%
Campbell Soup Co.
  6.75%, due 2/15/11            1,500,000     1,573,338
ConAgra Foods, Inc.
  7.00%, due 4/15/19              600,000       699,331
Corn Products International,
  Inc.
  6.00%, due 4/15/17            1,130,000     1,170,249
Kraft Foods, Inc.
  4.125%, due 2/9/16            1,325,000     1,358,784
Safeway, Inc.
  5.00%, due 8/15/19              400,000       412,250
                                           ------------
                                              5,213,952
                                           ------------

FOREST PRODUCTS & PAPER 0.1%
International Paper Co.
  7.30%, due 11/15/39             750,000       831,518
                                           ------------


GAS 0.1%
Sempra Energy
  6.50%, due 6/1/16               750,000       852,723
                                           ------------


HEALTH CARE--SERVICES 0.2%
Roche Holdings, Inc.
  5.00%, due 3/1/14 (e)         1,500,000     1,635,461
                                           ------------


HOUSEHOLD PRODUCTS & WARES 0.5%
Kimberly-Clark Corp.
  5.00%, due 8/15/13            3,000,000     3,269,253
                                           ------------


INSURANCE 0.8%
Hartford Financial Services
  Group, Inc.
  5.50%, due 3/30/20              450,000       447,028


Lincoln National Corp.
  6.25%, due 2/15/20            1,600,000     1,710,190
MetLife Global Funding I
  5.125%, due 6/10/14 (e)       1,500,000     1,622,652
Northwestern Mutual Life
  Insurance Co.
  6.063%, due 3/30/40 (e)         750,000       774,656
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19             450,000       555,100
                                           ------------
                                              5,109,626
                                           ------------

LODGING 0.4%
Marriott International, Inc.
  5.625%, due 2/15/13             450,000       479,865
  6.20%, due 6/15/16              900,000       949,834
Wyndham Worldwide Corp.
  6.00%, due 12/1/16            1,400,000     1,394,152
                                           ------------
                                              2,823,851
                                           ------------

MACHINERY--DIVERSIFIED 0.4%
Deere & Co.
  5.375%, due 10/16/29            650,000       667,813
  7.85%, due 5/15/10            2,308,000     2,312,819
                                           ------------
                                              2,980,632
                                           ------------


MEDIA 0.8%
CBS Corp.
  4.625%, due 5/15/18             250,000       241,774
COX Communications, Inc.
  8.375%, due 3/1/39 (e)          575,000       746,645
NBC Universal, Inc.
  5.15%, due 4/30/20 (e)        1,450,000     1,466,923
TCM Sub LLC
  3.55%, due 1/15/15 (e)        1,650,000     1,649,160
Time Warner Cable, Inc.
  8.25%, due 4/1/19               710,000       867,804
Time Warner, Inc.
  6.20%, due 3/15/40              225,000       227,806
                                           ------------
                                              5,200,112
                                           ------------



14    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

MISCELLANEOUS--MANUFACTURING 0.3%
ITT Corp.
  4.90%, due 5/1/14           $ 1,130,000  $  1,212,786
  6.125%, due 5/1/19              400,000       443,253
                                           ------------
                                              1,656,039
                                           ------------

OIL & GAS 0.2%
Anadarko Petroleum Corp.
  6.20%, due 3/15/40              700,000       708,539
Marathon Oil Corp.
  6.50%, due 2/15/14              612,000       690,861
                                           ------------
                                              1,399,400
                                           ------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14               900,000       984,094
                                           ------------


PHARMACEUTICALS 0.1%
GlaxoSmithKline Capital,
  Inc.
  4.85%, due 5/15/13              800,000       870,779
                                           ------------


PIPELINES 0.7%
Enbridge Energy Partners,
  L.P.
  5.20%, due 3/15/20            1,150,000     1,187,465
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19              950,000     1,186,973
Plains All American
  Pipeline, L.P.
  8.75%, due 5/1/19               800,000       994,690
Williams Partners, L.P.
  3.80%, due 2/15/15 (e)        1,290,000     1,297,177
                                           ------------
                                              4,666,305
                                           ------------

REAL ESTATE 0.1%
AMB Property, L.P.
  6.625%, due 12/1/19             725,000       774,620
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 0.7%
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17             1,450,000     1,430,960
ERP Operating, L.P.
  5.25%, due 9/15/14              922,000       976,681
Federal Realty Investment
  Trust
  5.90%, due 4/1/20               585,000       593,799


Hospitality Properties Trust
  6.30%, due 6/15/16              600,000       614,407
Liberty Property, L.P.
  5.125%, due 3/2/15              400,000       403,152
UDR, Inc.
  5.25%, due 1/15/15              700,000       711,309
                                           ------------
                                              4,730,308
                                           ------------

RETAIL 0.2%
Lowe's Cos., Inc.
  5.80%, due 4/15/40            1,000,000     1,028,842
                                           ------------


TELECOMMUNICATIONS 1.2%
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14             2,000,000     2,202,004
Southwestern Bell Telephone
  Corp.
  7.00%, due 7/1/15             3,000,000     3,477,237
Verizon Communications, Inc.
  6.10%, due 4/15/18            1,950,000     2,157,644
                                           ------------
                                              7,836,885
                                           ------------

TRANSPORTATION 0.2%
Burlington Northern Santa Fe
  Corp.
  4.70%, due 10/1/19              500,000       507,964
FedEx Corp.
  8.00%, due 1/15/19              750,000       936,470
                                           ------------
                                              1,444,434
                                           ------------
Total Corporate Bonds
  (Cost $104,602,247)                       110,427,074
                                           ------------


MORTGAGE-BACKED SECURITIES 1.3%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.3%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.928%, due 5/10/45           1,300,000     1,363,678
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  5.908%, due 6/11/40             900,000       916,446
Citigroup Commercial
  Mortgage Trust Series
  2006-C5, Class A4
  5.431%, due 10/15/49          1,800,000     1,842,074
Commercial Mortgage
  Pass-Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46            900,000       878,202
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39           1,000,000     1,003,622
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2006-LDP7, Class A4
  6.064%, due 4/15/45           1,000,000     1,047,800


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                PRINCIPAL
                                   AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Morgan Stanley Capital I
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44         $   750,000  $    733,723
  Series 2006-HQ8, Class A4
  5.557%, due 3/12/44           1,000,000     1,038,520
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $8,141,028)                           8,824,065
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 18.9%
-------------------------------------------------------

FEDERAL HOME LOAN BANK 0.7%
  4.50%, due 9/16/13            2,500,000     2,713,635
  5.50%, due 8/13/14            2,000,000     2,262,538
                                           ------------
                                              4,976,173
                                           ------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 2.8%
  1.50%, due 1/7/11             2,500,000     2,515,530
  2.875%, due 11/23/10          2,150,000     2,179,206
  3.25%, due 2/25/11            2,000,000     2,041,000
  3.50%, due 5/29/13            2,000,000     2,105,674
  3.875%, due 6/29/11           5,500,000     5,702,218
  4.75%, due 1/18/11            2,000,000     2,058,852
  5.125%, due 4/18/11           2,000,000     2,086,740
                                           ------------
                                             18,689,220
                                           ------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.2%
  3.625%, due 8/15/11           2,000,000     2,073,756
  4.50%, due 2/15/11            2,000,000     2,062,774
  4.875%, due 5/18/12           2,000,000     2,149,330
  5.50%, due 3/15/11            2,000,000     2,084,928
                                           ------------
                                              8,370,788
                                           ------------

V  UNITED STATES TREASURY NOTES 14.2%
  0.875%, due 1/31/12           4,875,000     4,877,477
  1.00%, due 7/31/11              800,000       804,313
  1.00%, due 12/31/11          10,500,000    10,534,041

  1.00%, due 3/31/12            6,650,000     6,659,110
  1.125%, due 12/15/12         11,485,000    11,433,857
  1.375%, due 4/15/12           3,000,000     3,025,431
  1.375%, due 5/15/12          14,064,000    14,174,979
  1.375%, due 9/15/12           5,875,000     5,905,292
  1.375%, due 3/15/13          11,250,000    11,226,262
  1.75%, due 4/15/13           16,750,000    16,875,625
  2.50%, due 3/31/15              620,000       623,150
  2.50%, due 4/30/15            6,000,000     6,022,500
  3.625%, due 2/15/20           3,780,000     3,768,777
                                           ------------
                                             95,930,814
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $126,815,507)                       127,966,995
                                           ------------


YANKEE BONDS 2.3% (G)
-------------------------------------------------------

BANKS 0.9%
Bank of Nova Scotia
  3.40%, due 1/22/15            1,000,000     1,012,987
Barclays Bank PLC
  5.00%, due 9/22/16              725,000       751,162
  5.125%, due 1/8/20            1,000,000       999,956
Credit Suisse/New York NY
  5.30%, due 8/13/19            1,000,000     1,046,127
Svenska Handelsbanken AB
  4.875%, due 6/10/14 (e)         600,000       639,214
Westpac Banking Corp.
  4.875%, due 11/19/19          1,450,000     1,472,530
                                           ------------
                                              5,921,976
                                           ------------

OIL & GAS 0.4%
Petroleos Mexicanos
  4.875%, due 3/15/15 (e)       1,000,000     1,030,000
Shell International Finance
  B.V.
  4.00%, due 3/21/14            1,500,000     1,589,415
                                           ------------
                                              2,619,415
                                           ------------

PHARMACEUTICALS 0.1%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19             900,000       967,218
                                           ------------


SOVEREIGN 0.1%
Svensk Exportkredit AB
  3.25%, due 9/16/14            1,000,000     1,027,923
                                           ------------


TELECOMMUNICATIONS 0.8%
America Movil SAB de C.V.
  5.00%, due 3/30/20 (e)          500,000       503,433
Deutsche Telekom
  International Finance B.V.
  6.00%, due 7/8/19             1,500,000     1,625,137
Telefonica Emisiones SAU
  5.134%, due 4/27/20           1,600,000     1,601,587


16    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
Vodafone Group PLC
  5.625%, due 2/27/17         $ 1,300,000  $  1,399,808
                                           ------------
                                              5,129,965
                                           ------------
Total Yankee Bonds
  (Cost $15,042,104)                         15,666,497
                                           ------------
Total Long-Term Bonds
  (Cost $255,864,184)                       264,146,125
                                           ------------



                                   SHARES
COMMON STOCKS 59.9%
-------------------------------------------------------

ADVERTISING 0.0%++
Clear Channel Outdoor
  Holdings, Inc. Class A (h)       13,762       159,364
                                           ------------


AEROSPACE & DEFENSE 1.0%
General Dynamics Corp.             18,784     1,434,346
L-3 Communications Holdings,
  Inc.                              7,710       721,425
Northrop Grumman Corp.             64,179     4,353,262
                                           ------------
                                              6,509,033
                                           ------------

AGRICULTURE 0.6%
Altria Group, Inc.                105,907     2,244,169
Archer-Daniels-Midland Co.         54,335     1,518,120
Reynolds American, Inc.               688        36,753
                                           ------------
                                              3,799,042
                                           ------------

AIRLINES 0.1%
Copa Holdings S.A. Class A         13,560       768,581
                                           ------------


APPAREL 0.4%
Polo Ralph Lauren Corp.            28,936     2,601,346
                                           ------------


AUTO MANUFACTURERS 1.6%
V  Ford Motor Co. (h)             489,777     6,376,897
Oshkosh Corp. (h)                 109,975     4,247,234
                                           ------------
                                             10,624,131
                                           ------------

AUTO PARTS & EQUIPMENT 0.1%
Autoliv, Inc. (h)                  12,787       700,088
                                           ------------


BANKS 3.5%
BancorpSouth, Inc.                 47,254     1,046,203
Capital One Financial Corp.        85,864     3,727,356
CapitalSource, Inc.                60,600       361,782
M&T Bank Corp.                     21,976     1,919,604
Marshall & Ilsley Corp.           192,973     1,756,054
PNC Financial Services
  Group, Inc.                      45,389     3,050,595
Popular, Inc. (h)                 467,499     1,841,946
Regions Financial Corp.           603,427     5,334,295
SunTrust Banks, Inc.               85,211     2,522,246
Wilmington Trust Corp.              3,042        52,718
Zions Bancorp                      77,603     2,229,534
                                           ------------
                                             23,842,333
                                           ------------

BEVERAGES 0.1%
Molson Coors Brewing Co.
  Class B                          19,305       856,370
                                           ------------


BIOTECHNOLOGY 0.2%
Amgen, Inc. (h)                    23,569     1,351,918
                                           ------------


BUILDING MATERIALS 0.2%
Armstrong World Industries,
  Inc. (h)                         21,893       953,440
USG Corp. (h)                      14,686       346,590
                                           ------------
                                              1,300,030
                                           ------------

CHEMICALS 1.9%
V  Ashland, Inc.                  111,969     6,668,874
Cabot Corp.                        58,963     1,918,656
Cytec Industries, Inc.             19,794       951,300
Huntsman Corp.                     68,035       776,279
Lubrizol Corp. (The)               20,746     1,874,194
RPM International, Inc.            27,927       616,628
                                           ------------
                                             12,805,931
                                           ------------

COMMERCIAL SERVICES 0.7%
H&R Block, Inc.                    52,861       967,885
R.R. Donnelley & Sons Co.         100,978     2,170,017
SAIC, Inc. (h)                     30,547       531,823
Service Corp. International        14,578       130,911
Washington Post Co. Class B           903       457,966
Weight Watchers
  International, Inc.               8,588       228,183
                                           ------------
                                              4,486,785
                                           ------------

COMPUTERS 1.5%
Computer Sciences Corp. (h)        18,451       966,648
Hewlett-Packard Co.                96,292     5,004,295
Lexmark International, Inc.
  Class A (h)                      24,187       896,128
Western Digital Corp. (h)          76,073     3,125,840
                                           ------------
                                              9,992,911
                                           ------------

COSMETICS & PERSONAL CARE 0.6%
Procter & Gamble Co. (The)         61,915     3,848,636
                                           ------------


DISTRIBUTION & WHOLESALE 0.1%
Ingram Micro, Inc. Class A
  (h)                              21,747       394,926
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES 1.9%
Ameriprise Financial, Inc.         26,547  $  1,230,719
BlackRock, Inc.                    20,951     3,854,984
Discover Financial Services       270,518     4,182,208
Interactive Brokers Group,
  Inc. (h)                          8,701       149,135
Investment Technology Group,
  Inc. (h)                          9,585       166,492
JPMorgan Chase & Co.               75,538     3,216,408


Student Loan Corp. (The)              368        10,392
                                           ------------
                                             12,810,338
                                           ------------

ELECTRIC 3.2%
AES Corp. (The) (h)                85,861       990,836
Alliant Energy Corp.                9,432       322,574
Ameren Corp.                       65,660     1,704,534
American Electric Power Co.,
  Inc.                            110,502     3,790,219
Consolidated Edison, Inc.          24,371     1,101,569
Constellation Energy Group,
  Inc.                              4,320       152,712
DTE Energy Corp.                   70,619     3,401,717
FirstEnergy Corp.                  12,778       483,903
Great Plains Energy, Inc.           9,950       192,333
Hawaiian Electric
  Industries, Inc.                 21,774       508,423
Integrys Energy Group, Inc.         7,926       393,209
Mirant Corp. (h)                  309,791     3,612,163
NRG Energy, Inc. (h)                9,591       231,814
PG&E Corp.                         16,727       732,643
Pinnacle West Capital Corp.        28,555     1,066,244
Progress Energy, Inc.              66,701     2,662,704
Westar Energy, Inc.                 3,908        92,580
                                           ------------
                                             21,440,177
                                           ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
Emerson Electric Co.                  687        35,882
General Cable Corp. (h)            15,709       448,806
Hubbel, Inc. Class B                8,370       388,954
                                           ------------
                                                873,642
                                           ------------

ELECTRONICS 0.7%
Arrow Electronics, Inc. (h)        11,391       347,425
FLIR Systems, Inc. (h)              7,761       237,409
Garmin, Ltd.                       37,352     1,396,218
Jabil Circuit, Inc.                 1,273        19,502
Tech Data Corp. (h)                68,653     2,945,214
                                           ------------
                                              4,945,768
                                           ------------

ENGINEERING & CONSTRUCTION 0.6%
Fluor Corp.                        36,033     1,903,984
Shaw Group, Inc. (The) (h)         62,724     2,401,074
                                           ------------
                                              4,305,058
                                           ------------

ENTERTAINMENT 0.1%
Penn National Gaming, Inc.
  (h)                              11,413       353,347
                                           ------------


ENVIRONMENTAL CONTROLS 0.1%
Nalco Holding Co.                   5,506       136,163
Waste Connections, Inc. (h)         7,221       258,440
                                           ------------
                                                394,603
                                           ------------

FOOD 1.8%
ConAgra Foods, Inc.                71,149     1,741,016
Del Monte Foods Co.                26,555       396,732
H.J. Heinz Co.                     58,751     2,753,659
J.M. Smucker Co. (The)             10,269       627,128
Ralcorp Holdings, Inc. (h)          6,923       460,726
Safeway, Inc.                     132,130     3,118,268
SUPERVALU, Inc.                    85,739     1,277,511
Tyson Foods, Inc. Class A          75,899     1,486,861
                                           ------------
                                             11,861,901
                                           ------------

FOREST PRODUCTS & PAPER 0.6%
International Paper Co.           140,541     3,758,067
MeadWestvaco Corp.                 16,572       450,261
                                           ------------
                                              4,208,328
                                           ------------

GAS 0.8%
Atmos Energy Corp.                  4,203       124,325
Energen Corp.                      32,938     1,609,680
NiSource, Inc.                    132,327     2,156,930
Sempra Energy                      33,213     1,633,415
                                           ------------
                                              5,524,350
                                           ------------

HEALTH CARE--PRODUCTS 0.6%
CareFusion Corp. (h)               14,098       388,823
Cooper Cos., Inc. (The)             5,343       207,789
Hill-Rom Holdings, Inc.             9,197       291,637


Hologic, Inc. (h)                  61,831     1,104,920
Johnson & Johnson                  35,536     2,284,965
                                           ------------
                                              4,278,134
                                           ------------

HEALTH CARE--SERVICES 2.3%
CIGNA Corp.                       148,169     4,750,298
Coventry Health Care, Inc.
  (h)                              26,842       637,229
Humana, Inc. (h)                   78,488     3,588,471
LifePoint Hospitals, Inc.
  (h)                              22,071       842,671
Lincare Holdings, Inc. (h)         15,072       703,712
UnitedHealth Group, Inc.          146,032     4,426,230
WellPoint, Inc. (h)                10,098       543,272
                                           ------------
                                             15,491,883
                                           ------------

INSURANCE 5.2%
Alleghany Corp. (h)                   206        61,215
Allied World Assurance
  Holdings, Ltd./Bermuda           51,335     2,236,666
American Financial Group,
  Inc.                            118,162     3,477,508
Arch Capital Group, Ltd. (h)       44,713     3,379,409
Aspen Insurance Holdings,
  Ltd.                             19,263       519,716
Assurant, Inc.                     87,768     3,197,388


18    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

INSURANCE (CONTINUED)
Axis Capital Holdings, Ltd.       114,284  $  3,562,232
Chubb Corp. (The)                   1,616        85,438
Cincinnati Financial Corp.          4,790       136,036
Endurance Specialty
  Holdings, Ltd.                   53,348     1,965,874
Everest Re Group, Ltd.              8,433       646,389
Genworth Financial, Inc.
  Class A (h)                     111,387     1,840,113
Mercury General Corp.               1,981        89,125
MetLife, Inc.                      97,022     4,422,263
Old Republic International
  Corp.                            39,925       599,274
OneBeacon Insurance Group,
  Ltd. Class A                     16,588       269,057
PartnerRe, Ltd.                    20,371     1,580,382
Principal Financial Group,
  Inc.                                591        17,269
Protective Life Corp.              36,410       876,389
Prudential Financial, Inc.         17,423     1,107,406
Transatlantic Holdings, Inc.       16,642       827,607
Unitrin, Inc.                      24,925       729,056
Unum Group                        150,998     3,694,921
White Mountains Insurance
  Group, Ltd.                         217        74,561
                                           ------------
                                             35,395,294
                                           ------------

INTERNET 0.6%
AOL, Inc. (h)                      37,151       867,847
eBay, Inc. (h)                    113,073     2,692,268
IAC/InterActiveCorp (h)            24,320       545,255
                                           ------------
                                              4,105,370
                                           ------------

IRON & STEEL 0.6%
Reliance Steel & Aluminum
  Co.                              76,321     3,725,228
                                           ------------


LODGING 0.9%
Boyd Gaming Corp. (h)              34,321       435,877
V  Las Vegas Sands Corp. (h)      228,786     5,687,620
                                           ------------
                                              6,123,497
                                           ------------

MACHINERY--DIVERSIFIED 0.6%
Cummins, Inc.                      51,912     3,749,604
Manitowoc Co., Inc. (The)          31,668       443,668
                                           ------------
                                              4,193,272
                                           ------------

MEDIA 3.8%
V  Comcast Corp. Class A          364,092     7,187,176
Gannett Co., Inc.                 179,991     3,063,447
Liberty Media-Starz, Series
  A (h)                             6,127       339,375
Meredith Corp.                     16,553       594,749
Time Warner Cable, Inc.            89,005     5,006,531
Time Warner, Inc.                 152,588     5,047,611
Walt Disney Co. (The)             126,185     4,648,655
                                           ------------
                                             25,887,544
                                           ------------

METAL FABRICATE & HARDWARE 0.3%
Precision Castparts Corp.          11,208     1,438,435
Timken Co. (The)                    8,530       300,085
                                           ------------
                                              1,738,520
                                           ------------


MINING 0.8%
Freeport-McMoRan Copper &
  Gold, Inc.                       61,520     4,646,605
Titanium Metals Corp. (h)          61,216       943,951
                                           ------------
                                              5,590,556
                                           ------------

MISCELLANEOUS--MANUFACTURING 2.8%
AptarGroup, Inc.                    2,440       105,018
Carlisle Cos., Inc.                39,503     1,490,448
Dover Corp.                        15,772       823,614
V  General Electric Co.           291,712     5,501,688
ITT Corp.                          75,710     4,207,205
Leggett & Platt, Inc.              27,173       666,554
Parker Hannifin Corp.              53,910     3,729,494
Trinity Industries, Inc.          104,024     2,589,157
                                           ------------
                                             19,113,178
                                           ------------
OFFICE EQUIPMENT/SUPPLIES 0.2%

Pitney Bowes, Inc.                 27,821       706,653
Xerox Corp.                        88,760       967,484
                                           ------------
                                              1,674,137
                                           ------------

OIL & GAS 6.2%
Chevron Corp.                      61,411     5,001,312
Cimarex Energy Co.                 34,986     2,381,847
V  ConocoPhillips                  94,750     5,608,252
Forest Oil Corp. (h)              110,358     3,233,489
Marathon Oil Corp.                 72,948     2,345,278
Murphy Oil Corp.                   61,258     3,684,669
Occidental Petroleum Corp.         56,212     4,983,756
Patterson-UTI Energy, Inc.         56,646       866,117
Plains Exploration &
  Production Co. (h)              101,502     2,975,024
Rowan Cos., Inc. (h)               47,622     1,419,136
Tesoro Corp.                       61,726       811,697
Unit Corp. (h)                     75,024     3,583,896
Valero Energy Corp.               250,597     5,209,912
                                           ------------
                                             42,104,385
                                           ------------

OIL & GAS SERVICES 0.3%
Helix Energy Solutions
  Group, Inc. (h)                  80,048     1,167,100
National-Oilwell Varco, Inc.        5,975       263,079
SEACOR Holdings, Inc. (h)          10,819       910,635
                                           ------------
                                              2,340,814
                                           ------------

PACKAGING & CONTAINERS 0.4%
Crown Holdings, Inc. (h)           50,594     1,315,444
Sealed Air Corp.                   16,614       357,201
Sonoco Products Co.                10,229       338,887
Temple-Inland, Inc.                24,968       582,254
                                           ------------
                                              2,593,786
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

PHARMACEUTICALS 1.9%
Abbott Laboratories                25,136  $  1,285,958
AmerisourceBergen Corp.           104,938     3,237,337
Eli Lilly & Co.                    49,500     1,731,015
Endo Pharmaceuticals
  Holdings, Inc. (h)               75,081     1,644,274
Forest Laboratories, Inc.
  (h)                              87,035     2,372,574
Herbalife, Ltd.                       560        27,020
King Pharmaceuticals, Inc.
  (h)                             123,397     1,209,291
Pfizer, Inc.                       58,060       970,763
                                           ------------
                                             12,478,232
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 2.6%
V  Annaly Capital
  Management, Inc.                389,035     6,594,143
Brandywine Realty Trust            22,809       290,587
Chimera Investment Corp.            8,937        36,374
Duke Realty Corp.                 135,482     1,833,071
Hospitality Properties Trust       21,557       571,045
HRPT Properties Trust              34,509       270,550
Macerich Co. (The)                 59,742     2,671,065
ProLogis                          213,840     2,816,273
Senior Housing Properties
  Trust                            33,286       748,269
SL Green Realty Corp.              22,987     1,429,102
                                           ------------
                                             17,260,479
                                           ------------

RETAIL 3.4%
Big Lots, Inc. (h)                109,023     4,164,679
BJ's Wholesale Club, Inc.
  (h)                              35,902     1,374,329


Foot Locker, Inc.                 126,152     1,936,433
GameStop Corp. Class A (h)        132,317     3,216,626
Gap, Inc. (The)                    85,350     2,110,705
RadioShack Corp.                  160,622     3,461,404
Ross Stores, Inc.                  60,724     3,400,544
Signet Jewelers, Ltd. (h)           6,620       211,972
Wal-Mart Stores, Inc.              37,350     2,003,828
Williams-Sonoma, Inc.              28,790       829,152
                                           ------------
                                             22,709,672
                                           ------------

SAVINGS & LOANS 0.2%
New York Community Bancorp,
  Inc.                             68,839     1,133,778
                                           ------------


SEMICONDUCTORS 1.4%
Fairchild Semiconductor
  International, Inc. (h)          37,627       422,175
Integrated Device
  Technology, Inc. (h)              9,616        63,562
Intel Corp.                       213,909     4,883,542
Micron Technology, Inc. (h)       443,649     4,148,118
                                           ------------
                                              9,517,397
                                           ------------

SOFTWARE 0.0%++
Compuware Corp. (h)                30,522       262,489
                                           ------------


TELECOMMUNICATIONS 1.3%
Amdocs, Ltd. (h)                   57,565     1,838,626
AT&T, Inc.                        173,708     4,526,831
CenturyTel, Inc.                   52,869     1,803,362
EchoStar Corp. (h)                  4,235        81,354
Tellabs, Inc.                      88,274       801,528
                                           ------------
                                              9,051,701
                                           ------------

TRANSPORTATION 1.0%
Frontline, Ltd.                    28,059     1,024,153
Overseas Shipholding Group,
  Inc.                             23,787     1,190,777
Ryder System, Inc.                 25,141     1,169,559
Teekay Corp.                        7,650       191,633
Tidewater, Inc.                    27,934     1,497,542
Union Pacific Corp.                24,546     1,857,150
                                           ------------
                                              6,930,814
                                           ------------
Total Common Stocks
  (Cost $341,064,491)                       404,459,097
                                           ------------


EXCHANGE TRADED FUND 0.6% (I)
-------------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                         32,428     3,854,392
                                           ------------
Total Exchange Traded Fund
  (Cost $3,575,847)                           3,854,392
                                           ------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 0.1%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.01%, dated 4/30/10
  due 5/3/10
  Proceeds at Maturity
  $844,780
  (Collateralized by a
  United States Treasury
  Bill with a rate of 0.107%
  and with a maturity date
  of 6/3/10,
  with a Principal Amount of
  $870,000
  and a Market Value of
  $869,913)                   $   844,779       844,779
                                           ------------
Total Short-Term Investment
  (Cost $844,779)                               844,779
                                           ------------
Total Investments
  (Cost $601,349,301) (j)            99.7%  673,304,393
Other Assets, Less
  Liabilities                         0.3     1,781,934
                              -----------  ------------



Net Assets                          100.0% $675,086,327
                              ===========  ============





20    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  Issue in default.
(b)  Restricted security.
(c)  Illiquid security--The total market value
     of this security at April 30, 2010 is
     $18, which represents less than one-tenth
     of a percent of the Fund's net assets.
(d)  Fair valued security--The total market
     value of this security at April 30, 2010
     is $18, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(e)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(f)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States. The expiration date of
     the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(g)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(h)  Non-income producing security.
(i)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(j)  At April 30, 2010, cost is $601,741,347
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $ 83,712,740
Gross unrealized depreciation        (12,149,694)
                                    ------------
Net unrealized appreciation         $ 71,563,046
                                    ============



The following is a summary of the fair valuations according to the inputs used as of April 30, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                    QUOTED
                                                 PRICES IN
                                                    ACTIVE   SIGNIFICANT
                                               MARKETS FOR         OTHER    SIGNIFICANT
                                                 IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                                    ASSETS        INPUTS         INPUTS
 DESCRIPTION                                     (LEVEL 1)     (LEVEL 2)      (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Security                       $         --  $  1,261,476  $          --  $  1,261,476
  Convertible Bond                                      --            --             18            18
  Corporate Bonds                                       --   110,427,074             --   110,427,074
  Mortgage-Backed Securities                            --     8,824,065             --     8,824,065
  U.S. Government & Federal Agencies                    --   127,966,995             --   127,966,995
  Yankee Bonds                                          --    15,666,497             --    15,666,497
                                              ------------  ------------  -------------  ------------
Total Long-Term Bonds                                   --   264,146,107             18   264,146,125
                                              ------------  ------------  -------------  ------------
Common Stocks                                  404,459,097            --             --   404,459,097
Exchange Traded Funds                            3,854,392            --             --     3,854,392
Short-Term Investment
  Repurchase Agreement                                  --       844,779             --       844,779
                                              ------------  ------------  -------------  ------------
Total Investments in Securities               $408,313,489  $264,990,886            $18  $673,304,393
                                              ============  ============  =============  ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At April 30, 2010, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

                            BALANCE                                CHANGE IN                             NET         NET
                              AS OF      ACCRUED   REALIZED       UNREALIZED                       TRANSFERS   TRANSFERS
 INVESTMENTS IN         OCTOBER 31,    DISCOUNTS       GAIN     APPRECIATION         NET     NET       IN TO      OUT OF
 SECURITIES                    2009   (PREMIUMS)     (LOSS)   (DEPRECIATION)   PURCHASES   SALES     LEVEL 3     LEVEL 3
Convertible Bond                $18          $--        $--              $--         $--     $--         $--         $--
                                ---          ---        ---              ---         ---     ---         ---         ---
Total                           $18          $--        $--              $--         $--     $--         $--         $--
                                ===          ===        ===              ===         ===     ===         ===         ===

                                         CHANGE IN
                                        UNREALIZED
                                      APPRECIATION
                                    (DEPRECIATION)
                                              FROM
                                       INVESTMENTS
                          BALANCE            STILL
                            AS OF          HELD AT
 INVESTMENTS IN         APRIL 30,        APRIL 30,
 SECURITIES                  2010         2010 (A)
Convertible Bond              $18              $--
                              ---              ---
Total                         $18              $--
                              ===              ===



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


22    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 UNAUDITED



ASSETS:
Investment in securities, at value
  (identified cost $601,349,301)     $ 673,304,393
Receivables:
  Investment securities sold             9,420,692
  Dividends and interest                 2,557,400
  Fund shares sold                         618,918
Other assets                               108,239
                                     -------------
  Total assets                         686,009,642
                                     -------------

LIABILITIES:
Payables:
  Investment securities purchased        8,969,397
  Fund shares redeemed                     876,587
  Manager (See Note 3)                     397,356
  Transfer agent (See Note 3)              324,502
  NYLIFE Distributors (See Note 3)         178,307
  Shareholder communication                113,920
  Professional fees                         43,926
  Custodian                                  7,665
  Trustees                                   2,903
Accrued expenses                             8,752
                                     -------------
     Total liabilities                  10,923,315
                                     -------------
Net assets                           $ 675,086,327
                                     =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     273,282
Additional paid-in capital             737,793,866
                                     -------------
                                       738,067,148
Accumulated undistributed net
  investment income                        431,188
Accumulated net realized loss on
  investments and futures
  transactions                        (135,367,101)
Net unrealized appreciation on
  investments                           71,955,092
                                     -------------
Net assets                           $ 675,086,327
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  60,194,490
                                     =============
Shares of beneficial interest
  outstanding                            2,435,840
                                     =============
Net asset value per share
  outstanding                        $       24.71
Maximum sales charge (5.50% of
  offering price)                             1.44
                                     -------------
Maximum offering price per share
  outstanding                        $       26.15
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $ 161,613,600
                                     =============
Shares of beneficial interest
  outstanding                            6,542,081
                                     =============
Net asset value per share
  outstanding                        $       24.70
Maximum sales charge (5.50% of
  offering price)                             1.44
                                     -------------
Maximum offering price per share
  outstanding                        $       26.14
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  76,963,167
                                     =============
Shares of beneficial interest
  outstanding                            3,124,465
                                     =============
Net asset value and offering price
  per share outstanding              $       24.63
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $  68,067,772
                                     =============
Shares of beneficial interest
  outstanding                            2,764,361
                                     =============
Net asset value and offering price
  per share outstanding              $       24.62
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $ 223,436,825
                                     =============
Shares of beneficial interest
  outstanding                            9,028,527
                                     =============
Net asset value and offering price
  per share outstanding              $       24.75
                                     =============
CLASS R1
Net assets applicable to
  outstanding shares                 $  23,373,352
                                     =============
Shares of beneficial interest
  outstanding                              945,574
                                     =============
Net asset value and offering price
  per share outstanding              $       24.72
                                     =============
CLASS R2
Net assets applicable to
  outstanding shares                 $  61,307,064
                                     =============
Shares of beneficial interest
  outstanding                            2,482,105
                                     =============
Net asset value and offering price
  per share outstanding              $       24.70
                                     =============
CLASS R3
Net assets applicable to
  outstanding shares                 $     130,057
                                     =============
Shares of beneficial interest
  outstanding                                5,266
                                     =============
Net asset value and offering price
  per share outstanding              $       24.70
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $ 4,645,384
  Interest                              4,337,712
                                      -----------
     Total income                       8,983,096
                                      -----------
EXPENSES:
  Manager (See Note 3)                  2,311,877
  Distribution/Service--Investor
     Class (See Note 3)                    71,902
  Distribution/Service--Class A (See
     Note 3)                              198,242
  Distribution/Service--Class B (See
     Note 3)                              380,955
  Distribution/Service--Class C (See
     Note 3)                              333,691
  Distribution/Service--Class R2
     (See Note 3)                          76,570
  Distribution/Service--Class R3
     (See Note 3)                             282
  Transfer agent (See Note 3)             916,515
  Shareholder communication                77,651
  Professional fees                        70,180
  Registration                             69,162
  Shareholder service (See Note 3)         42,982
  Custodian                                19,374
  Trustees                                 11,924
  Miscellaneous                            45,645
                                      -----------
     Total expenses                     4,626,952
                                      -----------
Net investment income                   4,356,144
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Security transactions                27,415,286
  Futures transactions                    147,209
                                      -----------
Net realized gain on investments
  and futures transactions             27,562,495
                                      -----------
Net change in unrealized
  appreciation on investments          46,604,697
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         74,167,192
                                      -----------
Net increase in net assets resulting
  from operations                     $78,523,336
                                      ===========





24    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2010 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2009



                                      2010           2009
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  4,356,144  $   7,391,572
 Net realized gain (loss)
  on investments and
  futures transactions          27,562,495    (92,912,672)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     46,604,697    169,984,928
                              ---------------------------
 Net increase in net assets
  resulting from operations     78,523,336     84,463,828
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Investor Class                (356,573)      (650,339)
    Class A                     (1,123,830)    (2,199,504)
    Class B                       (180,910)      (386,496)
    Class C                       (159,857)      (353,938)
    Class I                     (1,817,557)    (3,424,277)
    Class R1                      (184,101)      (444,011)
    Class R2                      (396,915)      (791,195)
    Class R3                          (633)          (709)
                              ---------------------------
 Total dividends to
  shareholders                  (4,220,376)    (8,250,469)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        41,253,712     85,747,780
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      4,025,326      7,853,390
 Cost of shares redeemed       (95,462,673)  (182,278,015)
                              ---------------------------
    Decrease in net assets
     derived from capital
     share transactions        (50,183,635)   (88,676,845)
                              ---------------------------
    Net increase (decrease)
     in net assets              24,119,325    (12,463,486)
NET ASSETS:
Beginning of period            650,967,002    663,430,488
                              ---------------------------
End of period                 $675,086,327  $ 650,967,002
                              ===========================
Accumulated undistributed
 net investment income at
 end of period                $    431,188  $     295,420
                              ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       INVESTOR CLASS
                                     -------------------------------------------------
                                                                          FEBRUARY 28,
                                     SIX MONTHS                              2008**
                                        ENDED           YEAR ENDED           THROUGH
                                      APRIL 30,        OCTOBER 31,         OCTOBER 31,
                                        2010*              2009               2008
Net asset value at beginning of
  period                               $ 22.09           $ 19.41             $ 25.29
                                       -------           -------             -------
Net investment income                     0.15 (a)          0.22 (a)            0.29 (a)
Net realized and unrealized gain
  (loss) on investments                   2.62              2.71               (5.82)
                                       -------           -------             -------
Total from investment operations          2.77              2.93               (5.53)
                                       -------           -------             -------
Less dividends and distributions:
  From net investment income             (0.15)            (0.25)              (0.35)
  From net realized gain on
     investments                            --                --                  --
                                       -------           -------             -------
Total dividends and distributions        (0.15)            (0.25)              (0.35)
                                       -------           -------             -------
Net asset value at end of period       $ 24.71           $ 22.09             $ 19.41
                                       =======           =======             =======
Total investment return (b)              12.54%(c)         15.30%             (22.12%)(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.27%++           1.11%               1.81% ++
  Net expenses                            1.45%++           1.48%               1.38% ++
  Expenses (before waiver)                1.45%++           1.53%               1.38% ++
Portfolio turnover rate                     64%              162%                 69%
Net assets at end of period (in
  000's)                               $60,194           $54,956             $49,971




                                                                              CLASS B
                                     ----------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                YEAR ENDED OCTOBER 31,
                                        2010*            2009           2008           2007            2006            2005
Net asset value at beginning of
  period                               $ 22.02         $ 19.35        $ 28.34        $  27.84        $  26.84        $  25.37
                                       -------         -------        -------        --------        --------        --------
Net investment income                     0.06 (a)        0.08 (a)       0.26 (a)        0.28 (a)        0.23            0.18
Net realized and unrealized gain
  (loss) on investments                   2.61            2.69          (7.25)           1.24            2.22            1.89
                                       -------         -------        -------        --------        --------        --------
Total from investment operations          2.67            2.77          (6.99)           1.52            2.45            2.07
                                       -------         -------        -------        --------        --------        --------
Less dividends and distributions:
  From net investment income             (0.06)          (0.10)         (0.25)          (0.29)          (0.20)          (0.14)
  From net realized gain on
     investments                            --              --          (1.75)          (0.73)          (1.25)          (0.46)
                                       -------         -------        -------        --------        --------        --------
Total dividends and distributions        (0.06)          (0.10)         (2.00)          (1.02)          (1.45)          (0.60)
                                       -------         -------        -------        --------        --------        --------
Net asset value at end of period       $ 24.63         $ 22.02        $ 19.35        $  28.34        $  27.84        $  26.84
                                       =======         =======        =======        ========        ========        ========
Total investment return (b)              12.12%(c)       14.42%        (26.47%)          5.56%           9.49%           8.19%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   0.53%++         0.39%          1.06%           0.99%           0.94%           0.57%
  Net expenses                            2.21%++         2.23%          2.10%           2.03%           2.07%           2.07%
  Expenses (before waiver)                2.21%++         2.28%          2.10%           2.03%           2.07%           2.07%
Portfolio turnover rate                     64%            162%            69%             68%             55%             93%
Net assets at end of period (in
  000's)                               $76,963         $74,932        $81,144        $145,919        $156,284        $206,074



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.




26    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                     CLASS A
      ----------------------------------------------------------------------------------------------------

      SIX MONTHS
         ENDED
       APRIL 30,                                       YEAR ENDED OCTOBER 31,
         2010*              2009              2008              2007              2006              2005

       $  22.09           $  19.41          $  28.42          $  27.92          $  26.90          $  25.41
       --------           --------          --------          --------          --------          --------
           0.17 (a)           0.27 (a)          0.46 (a)          0.49 (a)          0.44              0.35
           2.61               2.70             (7.26)             1.25              2.23              1.91
       --------           --------          --------          --------          --------          --------
           2.78               2.97             (6.80)             1.74              2.67              2.26
       --------           --------          --------          --------          --------          --------

          (0.17)             (0.29)            (0.46)            (0.51)            (0.40)            (0.31)
             --                 --             (1.75)            (0.73)            (1.25)            (0.46)
       --------           --------          --------          --------          --------          --------
          (0.17)             (0.29)            (2.21)            (1.24)            (1.65)            (0.77)
       --------           --------          --------          --------          --------          --------
       $  24.70           $  22.09          $  19.41          $  28.42          $  27.92          $  26.90
       ========           ========          ========          ========          ========          ========
          12.61%(c)          15.52%           (25.84%)            6.34%            10.35%             8.96%

           1.46%++            1.36%             1.87%             1.74%             1.63%             1.32%
           1.27%++            1.27%             1.29%             1.28%             1.32%             1.32%
           1.27%++            1.31%             1.29%             1.28%             1.32%             1.32%
             64%               162%               69%               68%               55%               93%
       $161,614           $154,728          $173,834          $405,912          $420,694          $307,538



                                                    CLASS C
      --------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                      YEAR ENDED OCTOBER 31,
         2010*              2009             2008             2007              2006              2005

        $ 22.01           $ 19.34          $ 28.33          $  27.83          $  26.83          $  25.37
        -------           -------          -------          --------          --------          --------
           0.06 (a)          0.08 (a)         0.26 (a)          0.28 (a)          0.24              0.17
           2.61              2.69            (7.25)             1.24              2.21              1.89
        -------           -------          -------          --------          --------          --------
           2.67              2.77            (6.99)             1.52              2.45              2.06
        -------           -------          -------          --------          --------          --------

          (0.06)            (0.10)           (0.25)            (0.29)            (0.20)            (0.14)
             --                --            (1.75)            (0.73)            (1.25)            (0.46)
        -------           -------          -------          --------          --------          --------
          (0.06)            (0.10)           (2.00)            (1.02)            (1.45)            (0.60)
        -------           -------          -------          --------          --------          --------
        $ 24.62           $ 22.01          $ 19.34          $  28.33          $  27.83          $  26.83
        =======           =======          =======          ========          ========          ========
          12.12%(c)         14.43%          (26.48%)            5.56%             9.49%             8.15%

           0.53%++           0.40%            1.06%             0.99%             0.89%             0.57%
           2.21%++           2.23%            2.10%             2.03%             2.07%             2.07%
           2.21%++           2.28%            2.10%             2.03%             2.07%             2.07%
             64%              162%              69%               68%               55%               93%
        $68,068           $66,407          $79,423          $161,163          $169,609          $141,279




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                               CLASS I
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                 YEAR ENDED OCTOBER 31,
                                        2010*            2009            2008            2007            2006            2005
Net asset value at beginning of
  period                              $  22.12         $  19.44        $  28.47        $  27.96        $  26.94        $  25.43
                                      --------         --------        --------        --------        --------        --------
Net investment income                     0.20 (a)         0.33 (a)        0.55 (a)        0.60 (a)        0.53            0.45
Net realized and unrealized gain
  (loss) on investments                   2.63             2.71           (7.28)           1.25            2.27            1.94
                                      --------         --------        --------        --------        --------        --------
Total from investment operations          2.83             3.04           (6.73)           1.85            2.80            2.39
                                      --------         --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income             (0.20)           (0.36)          (0.55)          (0.61)          (0.53)          (0.42)
  From net realized gain on
     investments                            --               --           (1.75)          (0.73)          (1.25)          (0.46)
                                      --------         --------        --------        --------        --------        --------
Total dividends and distributions        (0.20)           (0.36)          (2.30)          (1.34)          (1.78)          (0.88)
                                      --------         --------        --------        --------        --------        --------
Net asset value at end of period      $  24.75         $  22.12        $  19.44        $  28.47        $  27.96        $  26.94
                                      ========         ========        ========        ========        ========        ========
Total investment return (b)              12.82%(c)        15.89%         (25.62%)          6.77%          10.84%           9.46%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.72%++          1.65%           2.22%           2.10%           2.11%           1.77%
  Net expenses                            1.01%++          0.96%           0.94%           0.91%           0.85%           0.86%
  Expenses (before waiver)                1.01%++          1.06%           1.01%           0.95%           0.85%           0.86%
Portfolio turnover rate                     64%             162%             69%             68%             55%             93%
Net assets at end of period (in
  000's)                              $223,437         $208,393        $199,126        $410,355        $376,763        $269,652




                                                                             CLASS R2
                                     ---------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED
                                      APRIL 30,                                YEAR ENDED OCTOBER 31,
                                        2010*            2009           2008           2007            2006            2005
Net asset value at beginning of
  period                               $ 22.08         $ 19.41        $ 28.42        $  27.91        $  26.90        $ 25.41
                                       -------         -------        -------        --------        --------        -------
Net investment income                     0.16 (a)        0.26 (a)       0.46 (a)        0.50 (a)        0.46           0.39
Net realized and unrealized gain
  (loss) on investments                   2.62            2.70          (7.26)           1.25            2.23           1.90
                                       -------         -------        -------        --------        --------        -------
Total from investment operations          2.78            2.96          (6.80)           1.75            2.69           2.29
                                       -------         -------        -------        --------        --------        -------
Less dividends and distributions:
  From net investment income             (0.16)          (0.29)         (0.46)          (0.51)          (0.43)         (0.34)
  From net realized gain on
     investments                            --              --          (1.75)          (0.73)          (1.25)         (0.46)
                                       -------         -------        -------        --------        --------        -------
Total dividends and distributions        (0.16)          (0.29)         (2.21)          (1.24)          (1.68)         (0.80)
                                       -------         -------        -------        --------        --------        -------
Net asset value at end of period       $ 24.70         $ 22.08        $ 19.41        $  28.42        $  27.91        $ 26.90
                                       =======         =======        =======        ========        ========        =======
Total investment return (b)              12.60%(c)       15.45%        (25.86%)          6.40%          10.44%          9.05%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                   1.37%++         1.30%          1.87%           1.76%           1.75%          1.43%
  Net expenses                            1.37%++         1.31%          1.29%           1.26%           1.20%          1.21%
  Expenses (before waiver)                1.37%++         1.41%          1.36%           1.30%           1.20%          1.21%
Portfolio turnover rate                     64%            162%            69%             68%             55%            93%
Net assets at end of period (in
  000's)                               $61,307         $60,425        $54,849        $105,100        $109,637        $70,872



*    Unaudited.
**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1, Class R2 and
     Class R3 shares are not subject to sales charges.
(c)  Total return is not annualized.




28    MainStay Balanced Fund        The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  CLASS R1
      ------------------------------------------------------------------------------------------------
      SIX MONTHS
         ENDED
       APRIL 30,                                     YEAR ENDED OCTOBER 31,
         2010*              2009             2008             2007             2006              2005

        $ 22.10           $ 19.42          $ 28.44          $ 27.94          $  26.93          $ 25.43
        -------           -------          -------          -------          --------          -------
           0.19 (a)          0.30 (a)         0.53 (a)         0.57 (a)          0.53             0.43
           2.62              2.72            (7.28)            1.25              2.23             1.93
        -------           -------          -------          -------          --------          -------
           2.81              3.02            (6.75)            1.82              2.76             2.36
        -------           -------          -------          -------          --------          -------

          (0.19)            (0.34)           (0.52)           (0.59)            (0.50)           (0.40)
             --                --            (1.75)           (0.73)            (1.25)           (0.46)
        -------           -------          -------          -------          --------          -------
          (0.19)            (0.34)           (2.27)           (1.32)            (1.75)           (0.86)
        -------           -------          -------          -------          --------          -------
        $ 24.72           $ 22.10          $ 19.42          $ 28.44          $  27.94          $ 26.93
        =======           =======          =======          =======          ========          =======
          12.73%(c)         15.80%          (25.69%)           6.64%            10.70%            9.33%

           1.64%++           1.53%            2.13%            2.02%             1.99%            1.68%
           1.11%++           1.06%            1.04%            1.01%             0.95%            0.96%
           1.11%++           1.16%            1.11%            1.05%             0.95%            0.96%
             64%              162%              69%              68%               55%              93%
        $23,373           $31,039          $25,038          $69,474          $108,739          $77,397




                                             CLASS R3
      -------------------------------------------------------------------------------------
      SIX MONTHS                                                           APRIL 28, 2006**
         ENDED                                                                  THROUGH
       APRIL 30,                   YEAR ENDED OCTOBER 31,                     OCTOBER 31,
         2010*             2009             2008            2007                 2006

        $22.08            $19.41          $ 28.41          $27.91               $27.25
        ------            ------          -------          ------               ------
          0.13 (a)          0.20 (a)         0.40 (a)        0.41 (a)             0.20
          2.62              2.71            (7.26)           1.26                 0.66
        ------            ------          -------          ------               ------
          2.75              2.91            (6.86)           1.67                 0.86
        ------            ------          -------          ------               ------

         (0.13)            (0.24)           (0.39)          (0.44)               (0.20)
            --                --            (1.75)          (0.73)                  --
        ------            ------          -------          ------               ------
         (0.13)            (0.24)           (2.14)          (1.17)               (0.20)
        ------            ------          -------          ------               ------
        $24.70            $22.08          $ 19.41          $28.41               $27.91
        ======            ======          =======          ======               ======
         12.47%(c)         15.17%          (26.02%)          6.10%                3.18%(c)

          1.08%++           0.98%            1.62%           1.46%                1.36%++
          1.62%++           1.56%            1.54%           1.52%                1.48%++
          1.62%++           1.65%            1.61%           1.56%                1.48%++
            64%              162%              69%             68%                  55%
        $  130            $   88          $    45          $   37               $   10




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

Eclipse Funds (the "Trust") was organized on July 30, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is comprised of two funds (collectively referred to as the "Funds"). These financial statements and notes relate only to the MainStay Balanced Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A shares, Class B shares, Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered at NAV without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1.00% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay a shareholder service fee to the Manager, as defined in Note 3(A), its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares.

The Fund's investment objective is to seek high total return.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor, if any (as defined in Note 3(A)), whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

Equity securities are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor, as defined in Note 3(A), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2010, the Fund held securities with a value of $18 that were valued in such a manner.


30    MainStay Balanced Fund

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value during the six-month period ended April 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the six-month period ended April 30, 2010, there have been no changes to the fair value methodologies.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, as defined in Note 3(A) might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner, as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of

                                                   mainstayinvestments.com    31
the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative NAV on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index.) The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund invests in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAV and may result in a loss to the Fund.

(I) SECURITIES LENDING. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Fund's cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund's portfolio against counterparty risk. The loans will be collateralized by cash or securities at

32    MainStay Balanced Fund
least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2010.

(J) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(K) CONCENTRATION OF RISK. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2010.

REALIZED GAIN (LOSS)

                            STATEMENT OF     EQUITY
                              OPERATIONS  CONTRACTS
                                LOCATION       RISK     TOTAL
                       Net realized gain
                              on futures
Futures Contracts           transactions   $147,209  $147,209
                                          -------------------
Total Realized Gain                        $149,209  $149,209
                                          ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                     EQUITY
                                  CONTRACTS
                                       RISK   TOTAL
Futures Contracts (2)                33-198  33-198
                                  =================



(1) Amounts disclosed represent the minimum and maximum held during the six-month period.

(2) Amount(s) represent(s) number of contracts.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. The fixed-income portion of the Fund is advised by New York Life Investments directly, without a subadvisor. Madison Square Investors LLC ("Madison Square Investors" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows:
0.70% on assets up to $1 billion, 0.65% on assets from $1 billion to $2 billion and 0.60% on assets in excess of $2 billion. The effective management fee rate (exclusive of any applicable waivers/

                                                   mainstayinvestments.com    33
reimbursements) was 0.70% for the six-month period ended April 30, 2010.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses (total ordinary operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which the Fund invests) for the Fund's Class A shares do not exceed 1.28% of its average net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on July 31, 2010 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement.

For the six-month period ended April 30, 2010, New York Life Investments earned fees from the Fund in the amount of $2,311,877.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares of the Fund for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and shareholder service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares, which is an expense of the Class R3 shares for distribution and service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Class R1                               $12,347
----------------------------------------------
Class R2                                30,579
----------------------------------------------
Class R3                                    56
----------------------------------------------



(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $13,901 and $7,020, respectively, for the six-month period ended April 30, 2010. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $247, $65,833 and $2,439, respectively, for the six-month period ended April 30, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2010, were as follows:

Investor Class                         $116,833
-----------------------------------------------
Class A                                 174,559
-----------------------------------------------
Class B                                 155,202
-----------------------------------------------
Class C                                 135,839
-----------------------------------------------
Class I                                 238,941
-----------------------------------------------
Class R1                                 27,313
-----------------------------------------------
Class R2                                 67,705
-----------------------------------------------
Class R3                                    123
-----------------------------------------------





34    MainStay Balanced Fund

(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At April 30, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A                           $ 1,548    0.0%++
------------------------------------------------
Class B                              1225    0.0++
------------------------------------------------
Class C                              1648    0.0++
------------------------------------------------
Class R1                             1306    0.0++
------------------------------------------------
Class R2                             1287    0.0++
------------------------------------------------
Class R3                           10,490    8.1
------------------------------------------------



++ Less than one-tenth of a percent.


(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the six-month period ended April 30, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $16,636.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2009, for federal income tax purposes, capital loss carryforwards of $162,537,550 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      CAPITAL LOSS        CAPITAL LOSS
    AVAILABLE THROUGH    AMOUNTS (000'S)
           2016             $ 67,354
           2017               95,184
---------------------------------- -----
          Total             $162,538
---------------------------------- -----



The tax character of distributions paid during the year ended October 31, 2009, shown in the Statement of Changes in Net Assets, was as follows:

                                            2009
Distributions paid from:
  Ordinary Income                     $8,250,469
------------------------------------------------



NOTE 5--RESTRICTED SECURITY:

As of April 30, 2010, the Fund held the following restricted security:

                                             DATE OF    PRINCIPAL               4/30/10    PERCENTAGE OF
 SECURITY                                ACQUISITION       AMOUNT       COST      VALUE       NET ASSETS
At Home Corp. Convertible Bond 4.75%,
  due 12/31/49                               7/25/01     $177,810    $13,325        $18              0.0%++
--------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.


                                                   mainstayinvestments.com    35

NOTE 6--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

The line of credit is in the amount of $125,000,000 and the commitment fee rate is an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six-month period ended April 30, 2010.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six-month period ended April 30, 2010, purchases and sales of U.S. Government securities were $51,799 and $102,788, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $366,338 and $359,627, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                    SHARES        AMOUNT
Six-month period ended April
  30, 2010:
Shares sold                       124,038  $  2,952,030
Shares issued to shareholders
  in reinvestment of
  dividends                        14,796       353,920
Shares redeemed                  (184,787)   (4,359,777)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                      (45,953)   (1,053,827)
Shares converted into
  Investor Class (See Note 1)      71,569     1,695,920
Shares converted from
  Investor Class (See Note 1)     (77,423)   (1,840,045)
                               ------------------------
Net decrease                      (51,807) $ (1,197,952)
                               ========================
Year ended October 31, 2009:
Shares sold                       224,107  $  4,373,824
Shares issued to shareholders
  in reinvestment of
  dividends                        33,512       645,645
Shares redeemed                  (453,376)   (8,757,870)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                     (195,757)   (3,738,401)
Shares converted into
  Investor Class (See Note 1)     275,972     5,144,758
Shares converted from
  Investor Class (See Note 1)    (166,478)   (3,653,609)
                               ------------------------
Net decrease                      (86,263) $ (2,247,252)
                               ========================


 CLASS A                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       226,816  $  5,387,451

Shares issued to shareholders
  in reinvestment of
  dividends                        42,107     1,005,416

Shares redeemed                  (800,123)  (18,827,097)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                     (531,200)  (12,434,230)

Shares converted into Class A
  (See Note 1)                    122,055     2,893,599

Shares converted from Class A
  (See Note 1)                    (17,491)     (426,083)

Shares converted from Class A
  (a)                             (37,263)     (871,593)
                               ------------------------


Net decrease                     (463,899) $(10,838,307)
                               ========================


Year ended October 31, 2009:

Shares sold                       480,855  $  9,384,382

Shares issued to shareholders
  in reinvestment of
  dividends                       101,775     1,962,498

Shares redeemed                (2,646,009)  (50,495,231)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                   (2,063,379)  (39,148,351)

Shares converted into Class A
  (See Note 1)                    253,284     5,342,659

Shares converted from Class A
  (See Note 1)                   (142,085)   (2,614,756)
                               ------------------------


Net decrease                   (1,952,180) $(36,420,448)
                               ========================




36    MainStay Balanced Fund

 CLASS B                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       113,891  $  2,687,750

Shares issued to shareholders
  in reinvestment of
  dividends                         6,758       163,349

Shares redeemed                  (299,818)   (7,059,681)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                     (179,169)   (4,208,582)

Shares converted from Class B
  (See Note 1)                    (99,100)   (2,323,391)
                               ------------------------


Net decrease                     (278,269) $ (6,531,973)
                               ========================


Year ended October 31, 2009:

Shares sold                       271,760  $  5,281,597

Shares issued to shareholders
  in reinvestment of
  dividends                        18,573       344,161

Shares redeemed                  (859,439)  (16,475,970)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                     (569,106)  (10,850,212)

Shares converted from Class B
  (See Note 1)                   (221,563)   (4,219,052)
                               ------------------------


Net decrease                     (790,669) $(15,069,264)
                               ========================



 CLASS C                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        83,103  $  1,964,563

Shares issued to shareholders
  in reinvestment of
  dividends                         4,857       117,348

Shares redeemed                  (340,301)   (7,947,961)
                               ------------------------


Net decrease                     (252,341) $ (5,866,050)
                               ========================


Year ended October 31, 2009:

Shares sold                       245,889  $  4,747,176

Shares issued to shareholders
  in reinvestment of
  dividends                        14,237       263,638

Shares redeemed                (1,349,419)  (25,514,731)
                               ------------------------


Net decrease                   (1,089,293) $(20,503,917)
                               ========================



 CLASS I                           SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       893,209  $ 21,114,623

Shares issued to shareholders
  in reinvestment of
  dividends                        75,493     1,803,657

Shares redeemed                (1,396,668)  (33,041,128)
                               ------------------------


Net decrease in shares
  outstanding before
  conversion                     (427,966)  (10,122,848)

Shares converted into Class I
  (a)                              37,184       871,593
                               ------------------------


Net decrease                     (390,782) $ (9,251,255)
                               ========================


Year ended October 31, 2009:

Shares sold                     1,816,150  $ 35,594,202

Shares issued to shareholders
  in reinvestment of
  dividends                       175,382     3,402,416

Shares redeemed                (2,814,473)  (54,060,892)
                               ------------------------


Net decrease                     (822,941) $(15,064,274)
                               ========================



 CLASS R1                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                        68,634  $  1,626,363

Shares issued to shareholders
  in reinvestment of
  dividends                         7,711       184,101

Shares redeemed                  (535,271)  (12,455,714)
                               ------------------------


Net decrease                     (458,926) $(10,645,250)
                               ========================


Year ended October 31, 2009:

Shares sold                       365,340  $  7,204,418

Shares issued to shareholders
  in reinvestment of
  dividends                        22,820       444,011

Shares redeemed                  (272,821)   (5,261,657)
                               ------------------------


Net increase                      115,339  $  2,386,772
                               ========================



 CLASS R2                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                       234,578  $  5,487,541

Shares issued to shareholders
  in reinvestment of
  dividends                        16,623       396,902

Shares redeemed                  (505,643)  (11,767,359)
                               ------------------------


Net decrease                     (254,442) $ (5,882,916)
                               ========================


Year ended October 31, 2009:

Shares sold                       992,150  $ 19,106,857

Shares issued to shareholders
  in reinvestment of
  dividends                        40,982       790,312

Shares redeemed                (1,122,559)  (21,688,189)
                               ------------------------


Net decrease                      (89,427) $ (1,791,020)
                               ========================



 CLASS R3                          SHARES        AMOUNT

Six-month period ended April
  30, 2010:

Shares sold                         1,424  $     33,391

Shares issued to shareholders
  in reinvestment of
  dividends                            26           633

Shares redeemed                      (166)       (3,956)
                               ------------------------


Net increase                        1,284  $     30,068
                               ========================


Year ended October 31, 2009:

Shares sold                         2,724  $     55,324

Shares issued to shareholders
  in reinvestment of
  dividends                            36           709

Shares redeemed                    (1,116)      (23,475)
                               ------------------------


Net increase                        1,644  $     32,558
                               ========================





(a) In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the same fund for which you are eligible. However, the following limitations apply:

   - Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

   - All Class B and C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described in
Note 1 with respect to Investor Class, Class A and B shares.


                                                   mainstayinvestments.com    37

An investor or an investor's financial intermediary may contact the Fund to request a voluntary conversion between shares classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 requires reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchased, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. As of April 30, 2010, the Fund has adopted ASU 2010-06. The adoption of ASU 2010-06 has not impacted the amounts reported in the financial statements; however, there are additional disclosures in the Portfolio of Investments.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended April 30, 2010, events and transactions subsequent to April 30, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.


38    MainStay Balanced Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Funds's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MAINSTAY GROWTH EQUITY FUND
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY MAP FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY U.S. SMALL CAP FUND

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund


ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.


                        Not part of the Semiannual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany,
     New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     NYLIM-AO18300 MS121-10                                         MSBL10-06/10
                                                                              B7

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure

Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS


By: /s/ Stephen P. Fisher
    --------------------------------------------------------
    Stephen P. Fisher
    President and Principal Executive Officer

Date: July 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    --------------------------------------------------------
    Stephen P. Fisher
    President and Principal Executive Officer

Date: July 6, 2010


By: /s/ Jack R. Benintende
    --------------------------------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial and Accounting Officer

Date: July 6, 2010

                                  EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.